SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Scientific Learning Corporation
(Name of Registrant as Specified in Its Charter)

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SCIENTIFIC LEARNING CORPORATION
300 Frank H. Ogawa Plaza, Suite 500
Oakland, CA 94612-2040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2003

TO THE STOCKHOLDERS OF SCIENTIFIC LEARNING CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”), will be held on Wednesday, May 21, 2003, at 10:00 a.m. local time at the Company’s principal executive office at 300 Frank H. Ogawa Plaza, Suite 500, Oakland, CA 94612-2040 for the following purposes:

1. To elect three directors to hold office until the 2006 Annual Meeting of Stockholders.

2. To approve the Company’s 1999 Equity Incentive Plan (the “Incentive Plan”), as amended to increase the aggregate number of shares authorized for issuance under the Incentive Plan by 1,350,000 shares and to add certain provisions required by California securities laws.

3. To approve the Company’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”), as amended to add certain provisions required by California securities laws.

4. To approve the Company’s 1999 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), as amended to increase the aggregate number of shares authorized for issuance under the Directors’ Plan by 75,000 shares, to change certain other provisions with respect to eligibility and timing of grants, and to add certain provisions required by California securities laws.

5. To approve the Company’s Milestone Equity Incentive Plan (the “Milestone Plan”).

6. To approve the Company’s 2002 CEO Option Plan (the “CEO Plan”).

7. To approve the five plans listed above with respect to the aggregate number of shares reserved thereunder in order to comply with California securities laws relating to the aggregate number of shares reserved for issuance under the plans.

8. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.

9. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 11, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ Linda L. Carloni
LINDA L. CARLONI Vice President, General Counsel and Secretary

Oakland, California
April 24, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

SCIENTIFIC LEARNING CORPORATION
300 Frank H. Ogawa Plaza, Suite 500
Oakland, CA 94612-2040

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

May 21, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Scientific Learning Corporation, a Delaware corporation (“Scientific Learning” or the “Company”), for use at the Annual Meeting of Stockholders to be held on May 21, 2003, at 10:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 300 Frank H. Ogawa Plaza, Suite 500, Oakland, CA 94612-2040. The Company intends to mail this proxy statement and accompanying proxy card on or about April 24, 2003, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on April 11, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 11, 2003 the Company had outstanding and entitled to vote 15,874,099 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 300 Frank H. Ogawa Plaza, Suite 500, Oakland, CA 94612-2040, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (the “SEC”) is December 24, 2003. The deadline for submitting a shareholder proposal that is not included in such proxy statement is not later than the close of business on March 21, 2004 nor earlier than the close of business on February 20, 2004. Shareholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board is presently composed of eight members. There are three directors in the class whose term of office expires in 2003. Each of the nominees for election to this class is currently a director of the Company. Mr. Holstrom and Dr. Tallal were previously elected by the stockholders; Mr. Dalvi was appointed by the Board to fill a vacancy. If elected at the Annual Meeting, each of the nominees would serve until the 2006 annual meeting and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting, with ages shown as of March 31, 2003.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

Ajit M. Dalvi

Ajit M. Dalvi, age 60, has been a director since July 2000. He is a former senior media executive and recognized cable industry expert in business, marketing and branding strategy. Mr. Dalvi is currently a consultant for several media companies including Cox Communications Inc. He joined Cox Communications in 1982 as its first Marketing Director. He served for 17 years on Cox’s senior management team and retired as the Senior Vice President for Strategy and Programming in June 1999. Mr. Dalvi holds a B.A from the University of Bombay and an M.B.A. from the Indian Institute of Management.

Carleton A. Holstrom

Carleton A. Holstrom, age 67, is one of our founders and has been a director since February 1996. From February 1996 to January 1997, Mr. Holstrom also served as our Chief Financial Officer. Mr. Holstrom retired in 1987 as Senior Vice President-Finance of The Bear Stearns Companies. He is a director of Custodial Trust Company, a trustee of Pitcairn Funds, and a trustee, overseer or director of a number of non-profit organizations. Mr. Holstrom has served as a member of the Board of Trustees and Board of Governors of Rutgers, the State University of New Jersey, including as chairman and vice-chairman of both. He is currently a member of the Board of Overseers of the College of Letters and Science at the University of Wisconsin-Madison. Mr. Holstrom holds a B.S. in Economics from University of Wisconsin-Madison and an M.A. in Economics from Rutgers.

Dr. Paula A. Tallal

Dr. Paula A. Tallal, age 55, is one of our founders. She has served as a director since inception. She also served as our Executive Vice President from January 1996 until December 2000 and as Chairman of the Board of Directors from January 1996 until November 2000. During 1997, Dr. Tallal worked full-time with us during a sabbatical from her faculty position at Rutgers. In January 1998, Dr. Tallal returned to her faculty position at Rutgers, but continues to consult with us pursuant to a consulting agreement. Since 1988, Dr. Tallal has served as co-director of the Center for Molecular and Behavioral Neuroscience at Rutgers. In 2001, Dr. Tallal was named a Board of Governors Professor in Neuroscience by Rutgers University. Dr. Tallal is an active participant in many scientific advisory boards and governmental committees for both developmental language disorders and learning disabilities. Dr. Tallal has over 25 years experience managing multi-site, multi-disciplinary federally funded contracts and grants that have resulted in over 150 publications, as well as national and international honors. Dr. Tallal holds a B.A. in Art History from New York University and a Ph.D. in Experimental Psychology from Cambridge University with additional training from The Johns Hopkins University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

Robert C. Bowen, age 61, joined us as Chairman and Chief Executive Officer in June 2002. From 1989 to 2001, he served as a senior executive and officer of National Computer Systems. His last assignment there, from 1995 to 2001, was as President of NCS Education, a leading provider of enterprise software for K-12 school districts. NCS was acquired by Pearson, PLC in 2000. After retiring from NCS in 2001, Mr. Bowen consulted for various businesses in education until joining us. Previously, Mr. Bowen held senior executive positions with other leading education and publishing companies, including seventeen years with McGraw-Hill. Early in his career, Mr. Bowen was a high school math teacher, a coach, and a school district administrator. Mr. Bowen received his bachelor’s and master’s degrees from the University of Tennessee, Chattanooga.

Joseph B. Martin, M.D., Ph. D., age 64, became a member of our Board of Directors in July 2000. He has served as the Dean of the Faculty of Medicine and Caroline Shields Walker Professor of Neurobiology and Clinical Neuroscience at Harvard Medical School since 1997. From 1993 to 1997, Dr. Martin was the Chancellor of the University of California, San Francisco. Since 1997, he has served as trustee of the Massachusetts Biomedical Research Corporation. Dr. Martin is a member of the Institute of Medicine of the National Academy of Sciences. Dr. Martin also serves as a director of Cytyc Corporation and Baxter International Inc. He holds a B.S. from Eastern Mennonite College, an M.D. from the University of Alberta and a Ph.D. in Anatomy from the University of Rochester.

Edward Vermont Blanchard, Jr., age 51, joined us as a director in November 2002. Mr. Blanchard worked in investment banking for Merrill Lynch & Co from 1986 through 1999, from 1990 through 1999 as a Managing Director. His principal assignment from 1995 through 1999 was as senior mergers and acquisitions banker advising Merrill Lynch on its own potential strategic acquisitions, divestitures and opportunities. After leaving Merrill Lynch, during 1999 and 2000, Mr. Blanchard served as Executive Vice President – Strategy & Acquisitions for Bankrate Inc., which provides an on-line service for comparing rate information from providers of financial services. During 2000 and 2001, Mr. Blanchard served as Director, Strategic Finance for IntelliTax, a web-based income tax preparation services company. Currently, Mr. Blanchard serves as a director of VidiSolutions, Inc., and Improv Technologies, Inc., two New York-area early-stage software technology companies. Mr. Blanchard is a trustee of The Chapin School, Ltd. and a member of its Executive Committee. In addition, he is a trustee of the American Folk Art Museum and a member of its Finance and Investment Committees. Mr. Blanchard holds a BA from Harvard College and an MBA from the University of North Carolina at Chapel Hill.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING

Dr. Michael M. Merzenich, age 60, is one of our founders. He has been a director since inception and served as our Chief Scientific Officer from November 1996 to January 2003. From January 1996 to November 1996, Dr. Merzenich served as the Chief Executive Officer and President of the Company. During 1997, Dr. Merzenich worked full-time with the Company during a sabbatical from his faculty position at UCSF. In January 1998, Dr. Merzenich returned to his faculty position at UCSF. Since 1971, Dr. Merzenich has been a member of the faculty, and since 1980 a full professor, in Neuroscience, Physiology, Biomedical Engineering and Otolaryngology at UCSF. He is currently the Francis A. Sooy Professor of Otolaryngology at UCSF. Dr. Merzenich has more than 25 years of experience in managing large, multidisciplinary brain science/behavior/engineering research projects that have led to commercial products and numerous publications and awards. In May 1999, Dr. Merzenich was elected a member of the National Academy of Sciences for distinguished and continuing achievements in original research. Dr. Merzenich holds a B.S. in General Science from the University of Portland and a Ph.D. in Physiology from The Johns Hopkins University, with additional training from the University of Wisconsin.

Rodman W. Moorhead III, age 59, has been a director since June 1998. Mr. Moorhead has been employed since 1973 by Warburg Pincus, a global private equity firm (or its predecessors), where he currently serves as Senior Advisor. Mr. Moorhead was nominated to our Board in accordance with rights held by Warburg, Pincus Ventures (“Ventures”), relating to an equity agreement. As long as Ventures owns a requisite percentage of outstanding shares of common stock, the Board must nominate Mr. Moorhead, or another individual designated by Ventures and reasonably acceptable to the Board, and use its best efforts to cause Mr. Moorhead or such other individual to be elected to the Board. See “Certain Transactions.” Mr. Moorhead is a director of Chancellor Beacon Academies, Inc., Coventry Health Care, Inc., ElderTrust, 4GL School Services and Transkaryotic Therapies, Inc. He is a trustee of The Taft School and a member of the Overseers’ Committee on University Resources at Harvard College. Mr. Moorhead holds an A.B. in Economics from Harvard University and an M.B.A. from Harvard Business School.

BOARD COMMITTEES AND MEETINGS

During the fiscal year ended December 31, 2002, the Board held five meetings and acted by unanimous written consent seven times. The Board has an Audit Committee, a Compensation Committee, a One-Person Stock Option Committee and a Nominating Committee.

The Audit Committee meets with the Company’s independent auditors to review the results of each annual audit and discuss the annual financial statements. The Audit Committee also meets with the Company’s independent auditors to review the interim financial statements prior to the filing of our quarterly Reports on Form 10-Q; determines the engagement of the independent auditors; oversees the independence of the independent auditors; evaluates the independent auditors’ performance; and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of four directors: Messrs. Dalvi, Holstrom, Martin and Blanchard. It met eight times during 2002. All members of the Company’s Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards (the “NASD Independence Standards”)). Mr. Blanchard was elected to the Audit Committee in November 2002; there were no Audit Committee meetings in 2002 after Mr. Blanchard’s election.

The Compensation Committee establishes the Company’s overall compensation policies and approves the compensation of the Company’s executive officers for the Board. Except as described below, the Compensation Committee also administers the issuance of stock options and other awards under our equity incentive plans. The Compensation Committee is composed of two non-employee directors: Messrs. Holstrom and Moorhead. It met three times during 2002 and acted by unanimous written consent six times.

The One Person Stock Option Committee is authorized to administer the issuance of stock options to non-senior executive employees, subject to numerical limits and other parameters established by the Compensation Committee from time to time. The One Person Stock Option Committee is composed of Mr. Bowen. It acted by written consent ten times in 2002.

The major duties of the Nominating Committee are to identify, evaluate and recommend to the Board candidates for election to the Board and to annually recommend the chairmanship and membership of each of the Board Committees. The Company has not established a procedure for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of Mr. Moorhead, Mr. Bowen, Dr. Tallal and Mr. Holstrom. Of the members of the Nominating Committee, only Mr. Holstrom is independent, as defined by the NASD Independence Standards. In February 2003, the Board reconstituted the Company’s prior special Development Committee into the Nominating Committee, as described above. Neither the Nominating Committee nor its predecessor met during 2002.

During the fiscal year ended December 31, 2002, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively, except that Ms. Bolton resigned from the Board effective in July 2002 and attended two of the three board meetings held in 2002 during the period for which she was a director.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal and disclosure controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with management. In addition, the Audit Committee discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards).

The Audit Committee has also received and reviewed the written disclosures from Ernst & Young LLP regarding the auditors’ independence, as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed the auditors’ independence from the Company and its management with them.

Based upon this review and discussion, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2002 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

From the members of the Audit Committee of Scientific Learning Corporation.

Carleton A. Holstrom Ajit M. Dalvi Joseph B. Martin, MD Edward Vermont Blanchard, Jr.

PROPOSAL 2

APPROVAL OF THE 1999 EQUITY INCENTIVE PLAN, AS AMENDED

In May 1999, the Board adopted, and the stockholders subsequently approved, the Company’s 1999 Equity Incentive Plan (the “Incentive Plan”), which is an amended, restated and retitled version of the Company’s 1996 Equity Incentive Plan. As a result of a series of amendments, discussed in more detail below, as of February 28, 2003, subject to stockholder approval, there were 4,642,666 shares of Common Stock reserved for issuance under the Incentive Plan. This share reserve includes shares available for awards under the Milestone Plan (as discussed further below and in Proposal 5).

In May 2002, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance from 3,292,666 shares to a total of 4,642,666 shares. The Board adopted this amendment in order to ensure that the Company could continue to grant stock options at levels determined appropriate by the Board and to attract and retain the services of new key employees, including Mr. Bowen, to whom the Board desired to grant options under the Incentive Plan in connection with his employment as the Company’s Chief Executive Officer.

In October 2002, the Board amended the Incentive Plan, subject to stockholder approval, to comply with applicable California securities laws, as discussed in more detail in Proposal 7.

In February 2003, the Board amended the Incentive Plan, subject to stockholder approval, to specify that the number of shares reserved for issuance under the Incentive Plan includes shares that may be issued under the Milestone Plan. If shares are issued under the Incentive Plan, they are no longer available for issuance under the Milestone Plan. Likewise, if shares are issued under the Milestone Plan, they are no longer available for issuance under the Incentive Plan. The Board adopted this amendment in order to maintain an appropriate maximum number of shares reserved for issuance under all of the Company’s incentive plans, while giving the Board more flexibility with respect to the terms under which options may be granted.

As of February 28, 2003, awards (net of canceled or expired awards) covering an aggregate of 3,986,367 shares of the Company’s Common Stock had been granted under the Incentive Plan. 656,299 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards) remained available for future grant under the Incentive Plan.

Stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan. If the Incentive Plan, as amended, is not approved, options to purchase 1,250,000 shares granted to Robert C. Bowen, the Company’s Chief Executive Officer, will be cancelled and only 556,299 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards) will be available for future grant under the Incentive Plan. In addition, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the meeting will be required to approve the aggregate number of shares reserved for issuance under the Incentive Plan and the Company’s other incentive plans (as discussed in greater detail in Proposal 7). If the two-thirds threshold is not reached, the Company will be limited in its ability to issue shares under the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

THE ESSENTIAL FEATURES OF THE INCENTIVE PLAN, AS AMENDED, ARE OUTLINED BELOW:

GENERAL

The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively “awards”). Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See “Federal Income Tax Information” for a discussion of the tax treatment of awards. To date, the Company has granted stock options and stock awards under the Incentive Plan.

PURPOSE

The Board adopted the Incentive Plan so that the Company and its affiliates may retain the services of employees, directors and consultants, secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 124 employees of the Company, as well as its directors and consultants and those of its affiliates, are eligible to participate in the Incentive Plan.

ADMINISTRATION

The Board has delegated administration of the Incentive Plan to the compensation committee. Except as described below and subject to the provisions of the Incentive Plan, the compensation committee has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. A single-person non-officer stock option committee, composed of Mr. Bowen, the Company’s Chief Executive Officer, is authorized to administer the issuance of stock options to non-senior executive employees, subject to parameters established by the compensation committee. As used herein with respect to the Incentive Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

STOCK SUBJECT TO THE INCENTIVE PLAN

Subject to stockholder approval of this Proposal, 4,642,666 shares of Common Stock are reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan. The aggregate number of shares of stock that may be issued pursuant to awards under the Incentive Plan shall be decreased by the number of shares that are subject to awards under the Milestone Plan.

ELIGIBILITY

Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees of the Company and its affiliates. Employees, directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

No incentive stock option or nonstatutory stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

No employee may be granted options and stock appreciation rights under the Incentive Plan exercisable for more than 1,400,000 shares of Common Stock during any calendar year (the “Section 162(m) Limitation”).

TERMS OF OPTIONS

The following is a description of the permissible terms of options granted under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above) may not be less than 110% of such fair market value. If options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information.” On March 31, 2003, the closing price of the Company’s Common Stock as reported on the OTC Bulletin Board was $2.51 per share.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by currently outstanding employee options under the Incentive Plan generally vest at the rate of 1/48th per month during the participant’s employment by the Company or an affiliate (collectively, “service”). Different vesting schedules, including fully vested options, are frequently used for consultants and have been used from time to time for employees. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term may be five years. Options under the Incentive Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s permanent and total disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

Payment. The Board determines the purchase price under a restricted stock purchase agreement. The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board. The Board may award stock bonuses in consideration of past services without a purchase payment.

Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board.

Restrictions On Transfer. Rights under a stock bonus or restricted stock purchase agreement generally may not be transferred.

STOCK APPRECIATION RIGHTS

The Incentive Plan authorizes three types of stock appreciation rights.

Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the participant to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the participant is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation right. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of stock or a combination thereof.

RESTRICTIONS ON TRANSFER

The participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The participant may not transfer nonstatutory stock options other than by will or by the laws of descent and distribution, or if the option agreement so provides. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Stock appreciation rights are generally not transferable.

ADJUSTMENT PROVISIONS

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

The Incentive Plan provides that, in the event of a dissolution, liquidation, sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization (each, a “change in control”), any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume outstanding awards or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated and the awards will terminate if the participants do not exercise them before the change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on May 17, 2009.

The Board may also amend the Incentive Plan at any time or from time to time; however, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Incentive Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option; however, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss equal to the difference between the sales price and the exercise price of the stock.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain upon the disqualifying disposition will be a capital gain, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards And Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed upon receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant. Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year

Potential Limitation On Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

NEW PLAN BENEFITS

The following table presents certain information with respect to options granted under the Incentive Plan as of February 28, 2003 that are subject to cancellation if stockholder approval is not obtained for the increase in the number of shares authorized for issuance under the Incentive Plan. Information in the following table relates to: (i) the Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all non-executive officer employees as a group. If a Named Executive Officer has received no awards under the Incentive Plan that are subject to cancellation if stockholder approval is not obtained, that Named Executive Officer has not been included on the following table.

NAME AND POSITION	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED UNDER THE INCENTIVE PLAN
Robert C. Bowen	1,250,000
All Executive Officers as a Group	1,250,000
All Non-Employee Directors as a Group	—
All Non-Executive Officer Employees as a Group	—

PROPOSAL 3

APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

In April 1999, the Board adopted, and in May 1999 the stockholders subsequently approved, the Company’s 1999 Employee Stock Purchase Plan (“Purchase Plan”). As a result of an amendment previously approved by the Company’s stockholders, there are 700,000 shares of Common Stock reserved for issuance under the Purchase Plan.

In October 2002, the Board amended the Purchase Plan to comply with applicable California securities laws, as discussed in more detail in Proposal 7.

As of February 28, 2003 an aggregate of 342,945 shares of the Company’s Common Stock had been purchased under the Purchase Plan and 357,055 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan.

Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. In addition, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the meeting will be required to approve the aggregate number of shares reserved for issuance under the Purchase Plan and the Company’s other incentive plans (as discussed in greater detail in Proposal 7). If the two-thirds threshold is not reached, the Company will not be able to issue any shares under the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

THE ESSENTIAL FEATURES OF THE PURCHASE PLAN, AS AMENDED, ARE OUTLINED BELOW:

PURPOSE

The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. As of February 28, 2003, all but one of the approximately 124 employees of the Company were eligible to participate in the Purchase Plan.

ADMINISTRATION

The Board administers the Purchase Plan. The Board has the power to construe and interpret the Purchase Plan and the rights granted under it and, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan.

The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board, but the Board has not exercised that power. As used herein with respect to the Purchase Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

OFFERINGS

The Purchase Plan is implemented by offerings of rights to all eligible employees. The maximum length for an offering under the Purchase Plan is 27 months. Under the Purchase Plan, each offering is typically one year in duration and is divided into two “purchase periods” of six months in duration. In 2002, the Company suspended offerings under the Purchase Plan subject to receipt of the California Permits (as defined in Proposal 7). If this Proposal 3 is approved, the Board will commence a new offering on or around June 1, 2003.

ELIGIBILITY

Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for at least 10 days preceding the first day of the offering period.

Notwithstanding the foregoing, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ total compensation during the purchase period.

PURCHASE PRICE

The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on any purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

The purchase price of the shares is accumulated by payroll deductions over the offering period. Under the current offering, a participant may increase or decrease his or her participation level only as of the beginning of the next purchase period. In addition, a participant may, during a purchase period, reduce his contributions to zero, or withdraw from the offering, as described below, and receive the accumulated payroll deductions. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

By executing an agreement to participate in the Purchase Plan, an employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee’s participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

WITHDRAWAL

While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

Upon any withdrawal from an offering by an employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Purchase Plan at any time. The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders if such approval is necessary for the Purchase Plan to satisfy applicable laws and regulations, including a change in who is eligible to participate in the Purchase Plan or an increase in the number of shares available for awards under the Purchase Plan. Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment, suspension or termination of such plan without consent of the person to whom such rights were granted.

ADJUSTMENT PROVISIONS

Adjustment provisions are similar to those described under “Adjustment Provisions” in Proposal 2.

EFFECT OF CERTAIN CORPORATE EVENTS

In the event of a dissolution, liquidation or specified type of merger of the Company, then, as determined by the Board in its sole discretion; (i) the surviving corporation may assume the rights under the Purchase Plan or substitute similar rights; (ii) the rights under the Purchase Plan may continue in full force and effect; or (iii) the participants’ accumulated payroll deductions may be used to purchase stock immediately prior to the transaction and the participants’ rights in the ongoing offering terminated. The acceleration of purchase rights in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

STOCK SUBJECT TO PURCHASE PLAN

700,000 shares of Common Stock are reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as rights granted under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. A participant will recognize no taxable income until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the purchased shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income. Any further gain will be taxed as a capital gain. Capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the participant recognizes the same amount of ordinary income, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligations).

PROPOSAL 4

APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED

In May 1999, the Board adopted and the stockholders approved the Company’s 1999 Non-Employee Director Stock Option Plan (the “Directors’ Plan”). As of February 28, 2003, subject to stockholder approval, there were 150,000 shares of Common Stock reserved for issuance under the Directors’ Plan.

In October 2002, the Board amended the Directors’ Plan, subject to stockholder approval, to comply with applicable California securities laws, as discussed in more detail in Proposal 7.

In February 2003, the Board amended the Directors’ Plan, subject to stockholder approval, to (i) increase the number of shares of Common Stock authorized for issuance from 75,000 shares to a total of 150,000 shares and (ii) provide that the annual grant of an option to purchase 5,000 shares be provided to each non-employee director on the same date regardless of when such non-employee director joined the Board. In addition, previously, directors who were consultants or who held greater than 3% of the outstanding stock of the Company were excluded from participation in the Directors’ Plan. The consultant restriction has been eliminated and the 3% limitation has been increased to 10%.

As of February 28, 2003, options (net of canceled or expired options) covering an aggregate of 65,000 shares of the Company’s Common Stock had been granted under the Directors’ Plan. If the share reserve had not been increased, only 10,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors’ Plan as a result of cancellations or expiration of options) would be available for future grant as of February 28, 2003. Including the February 2003 increase in the share reserve, subject to stockholder approval, 85,000 shares of Common Stock will be available for future grant.

Stockholders are requested in this Proposal 4 to approve the Directors’ Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors’ Plan. If the Directors’ Plan, as amended, is not approved, the Company will be limited in the type and number of awards it may grant and will be unable to make the automatic annual grants in July to all non-employee directors. In addition, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the meeting will be required to approve the aggregate number of shares reserved for issuance under the Directors’ Plan and the Company’s other incentive plans (as discussed in greater detail in Proposal 7). Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

THE ESSENTIAL FEATURES OF THE DIRECTORS’ PLAN ARE OUTLINED BELOW:

GENERAL

The Directors’ Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors’ Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

The Board adopted the Directors’ Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Based on the Directors’ Plan as amended, six of the current members of the Board are eligible to participate. Without the amendments, only four would be able to participate in the Directors’ Plan.

ADMINISTRATION

The Board administers the Directors’ Plan. The Board has the power to construe and interpret the Directors’ Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price or the type of consideration that may be used to exercise options.

The Board has the power to delegate administration of the Directors’ Plan to a committee composed of not fewer than two members of the Board, but the Board has not exercised that power. As used herein with respect to the Directors’ Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

STOCK SUBJECT TO THE DIRECTORS’ PLAN

Subject to stockholder approval of this Proposal, 150,000 shares of Common Stock are reserved for issuance under the Directors’ Plan. If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors’ Plan.

ELIGIBILITY

The Directors’ Plan provides that options may be granted only to non-employee directors of the Company. Subject to this Proposal, a “non-employee director” is defined in the Directors’ Plan as a director of the Company who is not otherwise an employee of the Company or any affiliate, or a holder or representative of the holder of 10% or more of the Company’s capital stock.

TERMS OF OPTIONS

The following is a description of the terms of options under the Directors’ Plan.

Automatic Grants. Upon first being elected or appointed to the Board, a new member of the Board who is a non-employee director shall be granted an option to purchase 5,000 shares of the Company’s Common Stock. Subject to this Proposal, on each anniversary of the Company’s initial public offering, each eligible non-employee director shall be granted an option to purchase 5,000 shares of the Company’s Common Stock.

Exercise Price; Payment. The exercise price of options shall be 100% of the fair market value of the stock subject to the option on the date of the grant.

The exercise price of options granted under the Directors’ Plan must be paid in cash at the time the option is exercised or (i) by delivery of other Common Stock of the Company, (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board or (iii) by a combination of the preceding methods.

Option Exercise. Options granted under the Directors’ Plan are fully vested and exercisable at the time of grant. To the extent provided by the terms of an option, an optionholder may satisfy federal, state or local tax withholding obligations, if any, relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

Term. The term of options under the Directors’ Plan is 5 years. Options under the Directors’ Plan terminate 12 months after termination of the optionholder’s service unless the optionholder dies before the optionholder’s service has terminated, in which case the option may be exercised within 18 months of the optionholder’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors’ Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

During the lifetime of the optionholder, an option may be exercised only by the optionholder. The participant may not transfer options other than by will or by the laws of descent and distribution, or if the option agreement so provides.

ADJUSTMENT PROVISIONS

Adjustment provisions are similar to those described under “Adjustment Provisions” in Proposal 2.

EFFECT OF CERTAIN CORPORATE EVENTS

In the event of a dissolution, liquidation, sale of all or substantially all of the assets of the Company, or specified type of merger of the Company, then, as determined by the Board in its sole discretion; (i) the surviving corporation may assume any options outstanding under the Directors’ Plan or substitute similar options; or (ii) if the surviving corporation refuses to assume such options or substitute similar options, such options shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

Duration, amendment and termination terms are similar to those described under “Duration, Amendment and Termination” in Proposal 3.

FEDERAL INCOME TAX INFORMATION

Options granted under the Directors’ Plan generally have the federal income tax consequences of nonstatutory stock options described under “Federal Income Tax Information” in Proposal 2 above.

PROPOSAL 5

APPROVAL OF THE MILESTONE EQUITY INCENTIVE PLAN

In February 2003, the Board adopted the Company’s Milestone Equity Incentive Plan (“Milestone Plan”), subject to stockholder approval. There are 4,642,666 shares of Common Stock reserved for issuance under the Milestone Plan. This share reserve includes shares available for awards under the Incentive Plan. If shares are issued under the Incentive Plan, they are no longer available for issuance under the Milestone Plan. Likewise, if shares are issued under the Milestone Plan, they are no longer available for issuance under the Incentive Plan.

As of February 28, 2003, no awards had been granted under the Milestone Plan.

Stockholders are requested in this Proposal 5 to approve the Milestone Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Milestone Plan. If the Milestone Plan is not approved, the Company will be unable to grant awards under the Milestone Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

THE ESSENTIAL FEATURES OF THE MILESTONE PLAN ARE OUTLINED BELOW:

GENERAL

The Milestone Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively “awards”). Incentive stock options granted under the Milestone Plan are intended to qualify as “incentive stock options” within the meaning of the Code. Nonstatutory stock options granted under the Milestone Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Milestone Plan may be tandem rights, concurrent rights or independent rights. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

PURPOSE

The Board adopted the Milestone Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase or receive stock of the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. The Milestone Plan is intended to allow the Company greater flexibility in granting options with milestone vesting or other vesting arrangements than under the Incentive Plan. Due to changes in the Incentive Plan required by applicable California securities laws, options granted under the Incentive Plan must vest at a rate of at least 20% per year. Because this minimum vesting requirement is not included in the Milestone Plan, the Milestone Plan was not included in the permit obtained by the Company in order to comply with applicable California securities laws (as discussed in Proposal 7). Accordingly, the Company relies on alternative exemptions provided by California securities laws (including under Section 25102(f) of the California Corporations Code) for awards granted under the Milestone Plan, which exemptions typically are available only for awards granted to senior employees. The Company estimates that approximately 40 of the employees, directors and consultants of the Company and its affiliates are eligible to participate in the Milestone Plan.

ADMINISTRATION

The Board has delegated administration of the Milestone Plan to the compensation committee. Except as described below and subject to the provisions of the Milestone Plan, the compensation committee has the power to construe and interpret the Milestone Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

STOCK SUBJECT TO THE MILESTONE PLAN

Subject to stockholder approval of this Proposal, 4,642,666 shares of Common Stock (less the number of shares that are subject to awards under the Incentive Plan) are reserved for issuance under the Milestone Plan. If awards granted under the Milestone Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Milestone Plan.

ELIGIBILITY

Subject to the limitations discussed in “Purpose” above, eligibility requirements are similar to those described under “Eligibility” in Proposal 2.

No employee may be granted options and stock appreciation rights under the Milestone Plan exercisable for more than 1,000,000 shares of Common Stock during any calendar year.

TERMS OF OPTIONS

The Milestone Plan provides for option grants on terms similar to those described under “Terms of Options” in Proposal 2. The exercise price of nonstatutory options granted under the Milestone Plan may be set by the Board.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

The Milestone Plan provides for stock bonus and restricted stock awards, with attributes similar to those described under “Terms of Stock Bonuses and Purchases of Restricted Stock” in Proposal 2.

STOCK APPRECIATION RIGHTS

The Milestone Plan authorizes three types of stock appreciation rights. Stock appreciation rights granted under the Milestone Plan have attributes similar to those described under “Stock Appreciation Rights” in Proposal 2.

RESTRICTIONS ON TRANSFER

Restrictions on transfer are similar to those described under “Restrictions on Transfer” in Proposal 2.

ADJUSTMENT PROVISIONS

Adjustment provisions are similar to those described under “Adjustment Provisions” in Proposal 2.

EFFECT OF CERTAIN CORPORATE EVENTS

The effect of certain corporate events is similar to the effect described under “Effect of Certain Corporate Events” in Proposal 2.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Milestone Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Milestone Plan will terminate on February 25, 2013. The Board may amend the Milestone Plan in a manner similar to that described under “Duration, Amendment and Termination” in Proposal 2.

FEDERAL INCOME TAX INFORMATION

Awards granted under the Milestone Plan generally have the federal income tax consequences described under “Federal Income Tax Information” in Proposal 2.

PROPOSAL 6

APPROVAL OF THE 2002 CEO OPTION PLAN

In May 2002, the Board adopted the Company’s 2002 CEO Option Plan (“CEO Plan”). There are 470,588 shares of Common Stock reserved for issuance under the CEO Plan. The CEO Plan was adopted in connection with the hiring of Mr. Bowen to be the Company’s Chief Executive Officer. Stockholder approval is not necessary to enable the Company to grant stock awards under the CEO Plan; however, the Board is submitting the CEO Plan to the stockholders for approval as a matter of good corporate practice, particularly in light of recent SEC rulemaking.

As of February 28, 2003, awards (net of canceled or expired awards) covering an aggregate of 423,190 shares of the Company’s Common Stock had been granted under the CEO Plan and 47,398 shares of Common Stock (plus any shares that might in the future be returned to the CEO Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the CEO Plan.

Stockholders are requested in this Proposal 6 to approve the CEO Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the CEO Plan. If the CEO Plan is not approved, the Company may be limited in the type and number of awards it may grant in the future. In addition, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the meeting will be required to approve the aggregate number of shares reserved for issuance under the CEO Plan and the Company’s other incentive plans (as discussed in greater detail in Proposal 7). If the two-thirds threshold is not reached, the Company may be limited in the number of shares it is able to issue under the CEO Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 6.

THE ESSENTIAL FEATURES OF THE CEO PLAN ARE OUTLINED BELOW:

GENERAL

The CEO Plan provides for the grant of nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively “awards”). Nonstatutory stock options granted under the CEO Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of awards. To date, the Company has granted only stock options under the CEO Plan.

PURPOSE

The Board adopted the CEO Plan to provide a means by which a newly-hired chief executive officer or other newly-hired employees, directors and consultants of the Company and its affiliates may be given an opportunity to benefit from increases in value of the Company’s Common Stock, to seek to secure and retain the services of such individuals, and to provide incentives for such individuals to exert maximum efforts for the success of the Company. All of the approximately 124 employees of the Company, together with its directors and consultants and those of its affiliates, are eligible to participate in the CEO Plan. The Company currently has no plans to grant additional awards under the CEO Plan.

ADMINISTRATION

The Board administers the CEO Plan. Subject to the provisions of the CEO Plan, the Board has the power to construe and interpret the CEO Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board has the power to delegate administration of the CEO Plan to a committee composed solely of two or more non-employee and/or outside members of the Board. As used herein with respect to the CEO Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

STOCK SUBJECT TO THE CEO PLAN

470,588 shares of Common Stock are reserved for issuance under the CEO Plan. If awards granted under the CEO Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the CEO Plan.

ELIGIBILITY

Awards under the CEO plan may be granted only to (i) employees (who are not officers) and consultants of the Company or its affiliates or (ii) employees (including officers), directors and consultants not previously employed by the Company as an inducement essential to entering into employment contracts with the Company.

No option may be granted under the CEO Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant. Likewise, no restricted stock award may be granted under the CEO Plan to any such 10% stockholder unless the exercise price is at least 100% of the fair market value of the stock subject to the award.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the CEO Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.

The exercise price of options granted under the CEO Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

Option Exercise. Options granted under the CEO Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. In addition, options granted under the CEO Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

Term. Termination provisions are generally similar to those described under “Terms of Options” in Proposal 2.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

Payment. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company’s Common Stock on the date of purchase, except that in certain cases (see “Eligibility”) the purchase price must be at least 100% of such fair market value. The Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the CEO Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board.

Vesting. Shares of stock sold or awarded under the CEO Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred.

RESTRICTIONS ON TRANSFER

Unless otherwise stated in the option agreement, the participant may not transfer an option other than by will or by the laws of descent and distribution. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the CEO Plan and outstanding awards. In that event, the CEO Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the CEO Plan and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

The effect of certain corporate events is similar to the effect described under “Effect of Certain Corporate Events” in Proposal 2.

DURATION, AMENDMENT AND TERMINATION

Duration, amendment and termination terms are similar to those described under “Duration, Amendment and Termination” in Proposal 2.

FEDERAL INCOME TAX INFORMATION

Awards granted under the CEO Plan generally have the federal income tax consequences described under “Federal Income Tax Information” in Proposal 2.

NEW PLAN BENEFITS

The following table presents certain information with respect to options granted under the CEO Plan as of February 28, 2003. Information in the following table relates to: (i) the Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group, and (iv) all non-executive officer employees as a group. If a Named Executive Officer has received no awards under the CEO Plan, that Named Executive Officer has not been included on the following table.

NAME AND POSITION	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED UNDER THE CEO PLAN
Robert C. Bowen	423,190
All Executive Officers as a Group	423,190
All Non-Employee Directors as a Group	—
All Non-Executive Officer Employees as a Group	—

PROPOSAL 7

APPROVAL OF PLANS WITH RESPECT TO NUMBER OF AGGREGATE SHARES RESERVED UNDER PLANS

Because the Company’s securities are no longer listed on the Nasdaq National Market, issuances of securities by the Company are no longer exempt from applicable state securities laws. In 2002, the Company applied for and received permits from the state of California for the Incentive Plan, Purchase Plan and Directors’ Plan (the “California Permits”) in order to comply with certain applicable California securities regulations. In connection with complying with these regulations, the Company has made certain stockholder-favorable and optionholder-favorable additions to these plans, including to establish (i) minimum vesting requirements, (ii) minimum post-termination exercise periods, (ii) minimum exercise and purchase prices and (iv) certain timing and price requirements for repurchases.

In connection with obtaining the California Permits, the Company has been required to comply with §260.140.45 of Title 10 of the California Code of Regulations, which states in part that the number of securities issuable upon exercise of all outstanding options, plus the number of securities called for under any bonus or similar plan or agreement, plus certain outstanding warrants shall not exceed 30% of the then-outstanding securities of the Company on an as if converted basis (“the Percentage Limitation”) unless a higher percentage limitation is approved by the holders of at least two-thirds of the outstanding securities entitled to vote.

The following table shows, as of February 28, 2003, subject to stockholder approval as applicable, (i) the total number of shares reserved for issuance pursuant to the Incentive Plan, Purchase Plan, Directors’ Plan, Milestone Plan and CEO Plan (collectively, the “Plans”) (less options exercised under the Plans and shares purchased under the Purchase Plan), and (ii) the number of shares issuable upon exercise of certain outstanding warrants, which under the applicable rules, must be included in the Percentage Limitation calculation. The “Adjusted Total” figure equates to approximately 37% of the Company’s outstanding securities as of February 28, 2003.

Name of Plan	Shares Reserved
Incentive and Milestone Plans (1)	4,642,666
(Less options exercised under the Incentive Plan)	(1,072,735)
Purchase Plan	700,000
(Less shares purchased under the Purchase Plan)	(342,945)
Directors’ Plan	150,000
CEO Plan	470,588
(Less options exercised under the CEO Plan)	(262,600)
Subtotal:	4,284,974
Outstanding Warrants (2)	1,498,888
Adjusted Total:	5,783,862

______________

   (1)    As discussed in greater detail in Proposals 2 and 5, shares available for issuance under the Incentive Plan are subject to an offset for any shares underlying outstanding grants under the Milestone Plan. Shares available for issuance under the Milestone Plan are subject to an offset for any shares underlying outstanding grants under the Incentive Plan. Accordingly, the maximum number of shares issuable under both plans taken together is 4,642,666.

   (2)    Pursuant to §260.140.45 of Title 10 of the California Code of Regulations, certain outstanding warrants are counted towards the 30% Percentage Limitation. For a description of the terms applicable to a majority of these warrants, which are held by Warburg, Pincus Ventures, our major stockholder, see Certain Transactions.

The Company is seeking approval of the Plans with respect to the aggregate number of shares reserved thereunder by the holders of at least two-thirds of the outstanding securities entitled to vote in order to be able to increase the Percentage Limitation from 30% to 37%, which the Company believes will provide the Board with the flexibility it requires to provide the proper incentives to its employees, directors and consultants.

Stockholders are requested in this Proposal 7 to approve the Plans, as amended, with respect to the aggregate number of shares reserved thereunder, thereby increasing the Percentage Limitation to 37%. The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the meeting will be required to approve an increase in the Percentage Limitation. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Because of limitations under the California Permits, if this Proposal 7 is not approved, then the Company will be unable to utilize the exemption created by the California Permits and will only be able to grant options under the Incentive Plan and the Directors’ Plan to the extent grants can be issued under other exemptions from California securities laws and are therefore not dependent on the exemption created by the California Permits. Generally, such other exemptions are limited and may be used only in connection with grants made to more senior employees. Additionally, as a result of our inability to grant rights under the Purchase Plan to non-senior employees, we will be unable to comply with the express provisions of the Purchase Plan, which require that all eligible employees be permitted to participate in any offerings. Accordingly, if this Proposal 7 is not approved, we would be unable to resume offerings under the Purchase Plan or we would be required to amend the Purchase Plan to limit participation to senior employees, in which event favorable tax treatment under section 423 of the Code would not be available for shares purchased under the Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 7.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,575,214	(1)	$ 6.73	(2)	1,070,522	(3)
Equity compensation plans not approved by security holders	160,590		$1.1815		47,398
Totals:	1,735,804		$ 6.22		1,117,920

______________

(1)       This figure does not include 1,250,000 shares reserved for issuance upon exercise of options that have been granted, subject to stockholder approval, as of December 31, 2002 under the Incentive Plan out of the proposed 1,350,000 share increase (as detailed in Proposal 2). If the stockholders approve Proposal 2 and the shares reserved for issuance upon exercise of these options were included in this figure, the number of securities to be issued upon exercise of outstanding options, warrant and rights would increase to 2,825,214.

(2)       This figure does not include the exercise prices of the 1,250,000 shares reserved for issuance upon exercise of options that have been granted, subject to stockholder approval, under the Incentive Plan that are outstanding as of December 31, 2002 out of the proposed 1,350,000 share increase (as detailed in Proposal 2). If the stockholders approve Proposal 2 and the exercise prices of such outstanding options were included in this figure, the weighted average exercise price of outstanding options, warrants and rights would be $4.37.

(3)       This figure does not include proposed share reserve increases under the Incentive Plan and the Directors’ Plan of 1,350,000 shares and 75,000 shares, respectively. If the stockholders approve Proposals 2 and 4 and the share reserve increases were included in this figure, the number of securities remaining available for issuance under equity compensation plans would increase to 1,245,522.

The following equity compensation plans of the Company were in effect as of December 31, 2002 and were adopted without the approval of the Company’s security holders: The CEO Plan. A description of the CEO Plan is contained in Proposal 6, and the stockholders are asked to approve the CEO Plan pursuant to that proposal

PROPOSAL 8

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has approved, and the Board has selected Ernst & Young, LLP (“Ernst & Young”) as the Company’s independent auditors for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the Company’s financial statements since its inception in 1996. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

AUDIT FEES. The aggregate audit fees billed by Ernst & Young for the fiscal year ended December 31, 2002 were $154,150, including fees for the audit of the Company’s annual financial statements, for the reviews of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and the review of SEC registration statements.

AUDIT-RELATED FEES. The aggregate audit-related fees billed by Ernst & Young LLP for the year ended December 31, 2002 were $1,800. Audit-related services principally include accounting consultations on financial system security and controls.

TAX FEES. The aggregate tax fees billed by Ernst & Young LLP for the fiscal year ended December 31, 2002, were $27,892. Tax services include tax compliance, tax advice and tax planning.

The Audit Committee has reviewed whether the rendering of these non-audit services by Ernst & Young is compatible with maintaining the auditor’s independence, and has concluded that the non-audit services rendered by Ernst & Young in 2002 are compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of February 28, 2003 by: (i) each director and nominee for director; (ii) each Named Executive Officer; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

	Shares Beneficially Owned (1)

Beneficial Owner	Number	Percent

Warburg, Pincus Ventures, LP (2)	9,153,304	52.7%
466 Lexington Avenue
New York, NY 10017
Robert C. Bowen (3)	557,790	3.5
Sheryle J. Bolton (4)	446,296	2.8
Dr. Michael Merzenich (5)	575,325	3.6
Dr. Paula A. Tallal (6)	588,476	3.7
Frank M. Mattson (7)	191,002	1.2
Jane A. Freeman (8)	116,533	*
Linda L. Carloni (9)	62,306	*
Glenn Chapin (10)	56,124	*
William Jenkins (11)	409,060	2.6
Carleton A. Holstrom (12)	296,391	1.9
Rodman W. Moorhead III (2)(13)	9,153,304	52.7
Dr. Joseph B. Martin (14)	28,250	*
Ajit M. Dalvi (15)	20,000	*
Edward V. Blanchard, Jr. (16)	46,882	*
All current directors and executive officers as a group	12,275,999	68.4
(16 persons) (17)

______________

* Less than one percent

(1)       This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 15,873,201 shares outstanding on February 28, 2003, adjusted as required by rules promulgated by the SEC.

(2)       Includes 1,491,666 shares issuable upon the exercise of immediately exercisable warrants issued in June 1998 and March 2001. The stockholder is Warburg, Pincus Ventures, L.P. (“WPV”). Warburg Pincus & Co. (“WP”) is the sole general partner of WPV. WPV is managed by Warburg Pincus LLC (“WP LLC”).. Mr. Moorhead, a director of the Company, is a managing director and member of WP LLC and a general partner of WP. Mr. Moorhead may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by WPV.

(3)       Includes 260,590 shares subject to vested and exercisable stock options.

(4)       Includes 268,946 shares held in the Shane Bolton Trust, of which Ms. Bolton is a co-trustee and beneficiary and 7,600 shares held by Ms. Bolton’s children. Also includes 169,750 shares subject to vested and exercisable stock options. Approximately 260,785 of the shares beneficially held by Ms. Bolton have been pledged as collateral for a loan made by the Company to Ms. Bolton. See “Certain Transactions” for a further description of this transaction.

(5)       Includes 75,178 shares held in joint account by Dr. Merzenich and his spouse, 122,488 shares held by the Merzenich Charitable Remainder Trust and 377,659 shares held by the Merzenich Family Trust

(6)       Includes 455,143 shares held directly by Dr. Tallal and 133,333 shares held by the Colleen Osburn Trust, for which Dr. Tallal serves as trustee. Dr. Tallal disclaims beneficial ownership of the shares held by the trust within the meaning of Rule 13-3 under the 1934 Act.

(7)       Includes 69,925 shares held directly by Mr. Mattson and 2,850 shares held by Mr. Mattson’s children. Also includes 118,227 shares subject to vested and exercisable stock options. Approximately 52,591 of the shares beneficially held by Mr. Mattson have been pledged as collateral for a loan made by the Company to Mr. Mattson. See “Certain Transactions” for a further description of this transaction.

(8)       Includes 102,082 shares subject to exercisable stock options, 98,160 shares of which will be vested as of April 29, 2003 and the remaining 3,922 shares of which would be subject to repurchase if purchased prior to vesting.

(9)       Includes 59,298 shares subject to exercisable stock options, 56,173 shares of which will be vested as of April 29, 2003 and the remaining 3,125 shares of which would be subject to repurchase if purchased prior to vesting.

(10)     Includes 48,124 shares subject to vested, exercisable stock options

(11)     Includes 306,795 shares held directly by Dr. Jenkins, 620 shares owned by a minor child, 42,000 shares held by the William M. Jenkins Charitable Trust dtd 04/27/00, of which Mr. Jenkins is a trustee and beneficiary and 36,000 shares held by the Ruth A. Jenkins Charitable Trust dtd 04/27/00 of which Mr. Jenkins is a trustee and beneficiary. Mr. Jenkins reports beneficial ownership of the trust shares, but disclaims beneficial ownership except to the extent of his pecuniary interest therein. Also includes 23,645 shares subject to vested, exercisable stock options.

(12)     Includes 107,076 shares held directly by Mr. Holstrom and 154,315 shares held by the Holstrom Family Partnership. Also includes 15,000 shares held by the Edward V. Blanchard Insurance Trust UAD 12/20/93, of which Mr. Holstrom is a trustee. Mr. Holstrom disclaims beneficial ownership of the securities held in this trust. Includes 20,000 shares subject to fully vested and immediately exercisable stock options.

(13)     All shares indicated as owned by Mr. Moorhead are included because of his affiliation with the Warburg Pincus entities. Mr. Moorhead disclaims beneficial ownership of all shares owned by the Warburg Pincus entities. See Note 2 above.

(14)     Includes 20,000 shares subject to fully vested and immediately exercisable stock options.

(15)     Includes 20,000 shares subject to fully vested and immediately exercisable stock options.

(16)     Includes 23,882 shares held by Mr. Blanchard, 3,000 shares held by his children and 15,000 shares held by the held by the Edward V. Blanchard Insurance Trust UAD 12/20/93, of which Mr. Blanchard’s children are beneficiaries. Mr. Blanchard disclaims beneficial ownership of the securities held in this trust. Also includes 5,000 shares subject to fully vested and immediately exercisable stock options.

(17)     Includes the information in notes (1) through (16), as applicable. Also includes for other executive officers included in the group: 23,437 shares subject to exercisable stock options, all of which are vested, and 1,600 shares held by officers’ minor children. Approximately 323,120 of the shares held by other executive officers have been pledged as collateral for loans made by the Company to such officers. See “Certain Transactions” for a further description of this transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one report, covering one purchase of 1000 shares by Mr. Chapin on August 29, 2003, was filed four days late.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

In 2002, each non-employee director of the Company who was not a representative of a major stockholder or a consultant to the Company was paid director’s fees on the basis of meetings attended: $1000 for each regular Board meeting attended in person and $500 for each regular Board meeting attended by telephone, for each special Board meeting attended, and for each committee meeting attended. In the fiscal year ended December 31, 2002, fees earned by directors totaled $11,000. Members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

In March 2002, the Board approved additional compensation for the non-employee directors. Each non-employee director who was not a representative of a major stockholder or a consultant to the Company was awarded $10,000 in additional compensation paid, at the individual’s direction, either in cash or in shares of Common Stock of the Company issued pursuant to the Incentive Plan. The number of shares to be received was determined by dividing $10,000 by the fair market value of the Common Stock on the date of the award. Pursuant to this award, in 2002, three directors were paid a total of $20,000 and 6,250 shares. Mr. Blanchard’s initial award under the Directors’ Plan was made in January 2003.

In February 2003 the Board determined that starting in July 2003, these additional awards to non-employee directors will all be made in July, at the same time as the nondiscretionary stock option grants under the Directors’ Plan, as amended. In addition, as discussed in Proposal 4, the Board changed the definition of the directors eligible for meeting fees, this annual award and options under the Directors’ Plan to provide that all directors are eligible other than Company employees and representatives of more than a 10% shareholder.

In 2002, each non-employee director who was not a representative of a major stockholder or a consultant to the Company also received nonstatutory stock option grants under the Directors’ Plan. Options granted under the Directors’ Plan are intended by the Company not to qualify as incentive stock options under the Code.

Option grants under the Directors’ Plan are non-discretionary. Each eligible director who was a director at the time of the Company’s initial public offering in July 1999 was automatically granted an option to purchase 5,000 shares on the effectiveness of the offering. Each eligible director first elected to the board in the first year following the initial public offering was automatically granted an option to purchase 5,000 shares upon election to the Board. As discussed in further detail in Proposal 4, the Directors’ Plan now allows for each eligible director to be granted automatically an option to purchase 5,000 shares upon each anniversary of the initial public offering during his or her service as a non-employee director. Any individual who becomes an eligible director will automatically be granted an initial grant of 5,000 shares upon first being elected to the Board. All options granted under the Directors’ Plan are fully vested and exercisable when granted. No other options may be granted at any time under the Directors’ Plan.

The exercise price of options granted under the Directors’ Plan is equal to the fair market value of the common stock subject to the option on the date of the option grant. The term of options granted under the Directors’ Plan is five years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will be assumed or an equivalent option will be substituted by the successor corporation or will terminate prior to the change of control if not assumed or substituted. The acceleration of purchase rights in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

During the last fiscal year, on July 22, 2002, the Company granted options under the Directors’ Plan to Messrs. Dalvi and Holstrom and Dr. Martin for 5,000 shares each, at an exercise price per share of $1.32. In addition, on November 18, 2002, the Company granted an option under the Directors’ Plan to Mr. Blanchard upon his election as a director, for 5,000 shares, at an exercise price per share of $1.80. The exercise price of each option was equal to the fair market value of such Common Stock as of the date of grant (calculated under the plan as the closing sales price reported on the OTC Bulletin Board for the day prior to the date of grant). As of February 28, 2003, no options had been exercised under the Directors’ Plan.

In September 1996, we entered into consulting agreements with Dr. Merzenich and Dr. Tallal. These agreements were extended for an additional year on the same terms as were applicable in 2001, and expired on December 31, 2002. The amounts paid to Dr. Merzenich or Dr. Tallal under their consulting agreements did not exceed $35,000 each in 2002. Dr. Merzenich’s consulting for the Company stopped in January 2003. It is expected that Dr. Tallal will continue consulting for the Company in 2003, under a new consulting agreement.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

The following table shows for the fiscal years ended December 31, 2000, 2001 and 2002, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and the Named Executive Officers:

SUMMARY COMPENSATION TABLE (1)

	Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options (2)(#)	All Other Compensation ($)

Robert L. Bowen (3)	2002	158,477	80,000	1,773,190	—
Chairman of the Board and
Chief Executive Officer

Sheryle J. Bolton (4)	2002	155,000	—	50,000	214,624	(5)
Former Chairman of the Board and	2001	310,000	—	—	—
Chief Executive Officer	2000	278,000	30,000	50,000	—

Frank M. Mattson (6)	2002	125,000	—	40,000	176,130	(7)
Former President and Chief	2001	250,000	—	—	—
Operating Officer	2000	209,000	30,000	45,000	—

Linda L. Carloni (8)	2002	180,000	35,689	7,500	—
Vice President, General Counsel	2001	180,000	—	—	—
and Secretary	2000	157,000	25,000	40,000	—

Jane A. Freeman (9)	2002	190,000	37,671	30,000	—
Vice President, Chief Financial	2001	180,000	—	50,000	—
Officer and Treasurer	2000	165,000	15,000	10,000

Glenn Chapin (10)	2002	170,000	93,870	20,000	—
Vice President, Sales For K-12	2001	117,256	45,500	50,000	—
Schools

William Jenkins (11)	2002	175,000	34,679	7,500
Senior Vice President, Product	2001	175,000	—	—	—
Development	2000	125,000	30,000	25,000	—

______________

(1)       In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees and various perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any officer’s salary and bonus disclosed in this table.

(2)       Except certain options granted to Mr. Bowen, all option grants in this under the Incentive Plan and have a term of 10 years. The option grants listed in the table above for 2000 and 2001 vest as to 1/48th of the total shares on a monthly basis from the date of grant, with a one-year cliff at hiring. The option grants listed in the table above for 2002 (other than to Mr. Bowen) vested 50% six months after grant and the other 50% in equal monthly installments over the next six months. The exercise price per share of each option was equal to the fair market value of the common stock as determined by the board of directors on the date of grant. See “Employment Agreements” for a discussion of options granted to Mr. Bowen.

(3)       Mr. Bowen joined the Company in June 2002 to serve as the Company’s Chief Executive Officer and Chairman of the Board.

(4)       Ms. Bolton served as our Chief Executive Officer and as a director from November 1996 to June 2002 and was our President from June 1997 to November 2000. She served as our Chairman of the Board from November 2000 to June 2002.

(5)       Represents severance payments paid to Ms. Bolton from July 2002 through December 2002.

(6)       Mr. Mattson served as the Company’s Chief Operating Officer from January 2000 to June 2002, and was our President from November 2000 until June 2002. He served as our Executive Vice President from March 2000 to November 2000, as our Chief Financial Officer from January 1997 to January 2000 and as our Secretary from June 1997 to March 2000.

(7)       Represents severance payments paid to Mr. Mattson from July 2002 through December 2002

(8)       Ms. Carloni joined the Company as General Counsel in October 1999. She became our Secretary in March 2000 and was elected Vice President in June 2000.

(9)       Ms. Freeman joined the Company as Vice President, Finance and Treasurer in August 1999. She has been our Chief Financial Officer since January of 2000. She also served as Vice President, Business Development from August 1999 to June 2000.

(10)     Mr. Chapin joined the Company as Vice President, Sales for K-12 Schools, in April 2001.

(11)     Mr. Jenkins is a founder of the Company and has served as an officer since 1997. He has served as the Company’s Senior Vice President, Product Development, since November 2000.

STOCK OPTION GRANTS AND EXERCISES

The Company has granted options to its executive officers under its 1999 Equity Incentive Plan (the “Incentive Plan”) and under the 2002 CEO Plan (the “CEO Plan”). As of February 28, 2003, options to purchase a total of 2,902,160 shares were outstanding under the Incentive Plan and options to purchase 656,299 shares remained available for grant thereunder. As of February 28, 2003, options to purchase a total of 160,590 shares were outstanding under the CEO Plan and options to purchase 47,398 shares remained available for grant thereunder. In the event of specified changes in control, all outstanding options under these plans either will be assumed or substituted for by any surviving entity. If the surviving entity determines not to assume or substitute for these awards, the vesting provisions of these stock awards will be accelerated and these stock awards will be terminated upon the change in control if not previously exercised. In the event of an acquisition under Section 13(d) or 14(d) of the Securities Exchange Act of 1934 of securities representing at least 50% of our combined voting power, the vesting of stock awards will be accelerated immediately upon the occurrence of this event. The acceleration of purchase rights in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

The following tables show for the fiscal year ended December 31, 2002, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)

	Number of Securities Underlying Options/SARs Granted (#) (1)		% of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise Or Base Price ($/Sh) (3)	Expiration Date

Name:						0%($)	5%($)	10% ($)

Robert C. Bowen (5)	1,350,000		61.1	1.39	6/3/12	—	1,180,121	2,990,658
	423,190		19.2	1.1815	6/3/03	88,235	117,647	147,059
Sheryle J. Bolton	50,000	(6)	2.3	1.60	3/6/12	—	50,312	127,499
Frank M. Mattson	40,000	(7)	1.8	1.60	3/6/12	—	40,249	102,000
Linda L. Carloni	7,500		0.3	1.60	3/6/12	—	7,547	19,125
Jane A. Freeman	30,000		1.4	1.60	3/6/12	—	30,187	76,500
Glenn Chapin	20,000		0.9	1.60	3/6/12	—	20,125	50,000
William Jenkins	7,500		0.3	1.60	3/6/12	—	7,547	19,125

______________

(1)       Except certain options granted to Mr. Bowen the options described above were granted under our Incentive Plan and have a term of 10 years, subject to earlier termination upon the occurrence of events related to termination of employment. For a description of the vesting of such options, see note 2 to the Summary Compensation Table.

(2)       Based on an aggregate of 2,208,390 shares subject to options granted to our employees in 2002, including the Named Executive Officers.

(3)       Except for the option grant of 423,190 shares to Mr. Bowen, the exercise price per share of the options was equal to the fair market value of the common stock on the date of grant, determined under the applicable plan. The option grant of 423,190 shares to Mr. Bowen was at an exercise price equal to 85% of the fair market value of the common stock under the plan on the date of grant.

(4)       The potential realizable value is based on the term of the option at its time of grant. Generally, options have a term of ten years. However, Mr. Bowen’s option for 423,190 shares has a term of 1 year. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company’s estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company’s common stock and no gain to the optionee is possible unless the stock price increases over the option term.

(5)       Please see “Employment Agreements” below for details regarding options granted to Mr. Bowen.

(6)       Effective July 2002, Ms. Bolton’s employment with the Company terminated. In connection with Ms. Bolton’s departure the Company agreed to accelerate the vesting of 25,000 shares subject to an option granted in March 2002, which had not been scheduled to vest until September 2002 and to extend the period within which her vested options could be exercised to December 1, 2005. The remaining shares that were subject to such option terminated concurrently with Ms. Bolton’s employment.

(7)       In June 2002, Mr. Mattson’s employment with the Company terminated. In connection with Mr. Mattson’s departure the Company agreed to accelerate the vesting of 20,000 shares subject to an option granted in March 2002, which had not been scheduled to vest until September 2002, and to extend the period within which his vested options could be exercised to December 31, 2003. The remaining shares that were subject to such option terminated concurrently with Mr. Mattson’s employment.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND YEAR-END OPTION VALUES

The following table sets forth for each of the Named Executive Officers the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of securities underlying unexercised options held by such Named Executive Officer at December 31, 2002.

			Number of Securities Underlying Unexercised Options at December 31, 2002 (1)		Value of Unexercised In-the-Money Options at December 31, 2002 (2)

Name	Shares Acquired on Exercise (#)	Value Realized ($)(3)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert C. Bowen	262,600	$96,336	260,590	1,250,000	$49,118	$75,000
Sheryle J. Bolton	—	—	169,790	—	—	—
Frank M. Mattson	—	—	118,227	—	—	—
Linda L. Carloni	—	—	53,057	19,443	—	—
Jane A. Freeman	—	—	88,333	46,667	—	—
Glenn Chapin	—	—	37,916	32,084	—	—
William Jenkins	—	—	18,645	13,855	—	—

______________

(1)       Options granted prior to June 1, 2000 may be exercised immediately under early exercise provisions contained in option agreements. Any unvested shares issued under such early exercise provisions are subject to a repurchase option in favor of the company upon termination of employment. Such repurchase option terminates at a rate of 1/48th per month, reflecting the vesting schedule of the underlying option. See “Security Ownership of Certain Beneficial Owners and Management.”

(2)       Based on the difference between the exercise price and the fair market value of the common stock at close of market on December 31, 2002, which was $1.45.

(3)       In accordance with the rules of the SEC, the calculation is based on the difference between the exercise price and the fair market value of the common stock at exercise. Actual value realized, if any, is dependent on when the shares obtained on exercise of the option are sold.

EMPLOYMENT AGREEMENTS

On May 31, 2002, the Company entered into an Executive Employment Agreement with Mr. Bowen (the “Bowen Agreement”) relating to his employment with the Company as its Chief Executive Officer. The key terms and conditions of this agreement are as follows:

Salary. The Bowen Agreement provides for payment of an annualized base salary of $275,000 (the “Base Salary”), subject to standard payroll and withholding deductions.

Bonus. The Bowen Agreement provides that for each of 2002 and 2003, assuming Mr. Bowen is acting as CEO at the end of the applicable year, Mr. Bowen is eligible for a bonus as follows: (i) 25% of the Base Salary for meeting minimum goals as established in writing by the Board; (ii) an additional 25% of the Base Salary for exceeding those goals by an amount defined by the Compensation Committee (“the Business Plan”); and (iii) up to an additional 50% of the Base Salary, with no minimum, as determined by the Board. The Bowen Agreement provides further that for 2004 and thereafter, Mr. Bowen will be eligible for a bonus as follows: (x) 50% of the Base Salary for meeting the Business Plan, (y) an additional 25% of the Base Salary for exceeding, by an amount defined by the Compensation Committee, the Business Plan; and (z) up to an additional 25% of the Base Salary, with no minimum, as determined by the Board. For 2003, the Board and Mr. Bowen have agreed that Mr. Bowen’s bonus will not be based on the Bowen Agreement, but will be determined under the 2003 Management Incentive Plan that is also applicable to a broad group of the Company’s management.

Equity Compensation. Pursuant to the Bowen Agreement, the following options were granted to Mr. Bowen on June 4, 2002: (i) a nonstatutory stock option under the Incentive Plan to purchase 750,000 shares of the Company’s Common Stock at $1.39 per share (the “Performance Option”). This option vests in full on June 4, 2006, subject to acceleration as to one-quarter of the shares if the Company’s stock trades for ten consecutive market trading days above $7.50. This option vests as to an additional one-quarter of the shares if the Company’s stock trades for ten consecutive market trading days above each of $10.00, $15.00 and $20.00. This option is contingent upon approval of the share increase under the Incentive Plan as detailed in Proposal 2; (ii) a nonstatutory stock option under the Incentive Plan to purchase 100,000 shares of the Company’s Common Stock at $1.39 per share. This option was vested in full on the date of grant; (iii) a nonstatutory stock option under the CEO Plan to purchase 423,190 shares of the Company’s Common Stock at $1.1815 per share. This option was vested in full on the date of grant; and (iv) a nonstatutory stock option under the Incentive Plan to purchase 500,000 shares of the Company’s Common Stock at $1.39 per share. One-quarter of the shares subject to this option vest on June 4, 2003 and the remaining shares vest monthly thereafter over the next 36 months. This option is also contingent upon approval of the share increase under the Incentive Plan as detailed in Proposal 2.

Effect of a Change of Control. For purposes of the Bowen Agreement, a Change of Control is generally defined as (i) the approval of a plan of complete dissolution or liquidation, or (ii) subject to certain exclusions and limitations, any transaction as a result of which Warburg Pincus L.P., together with its affiliates, holds a smaller percentage of the outstanding voting power of the Company than any other investor. Upon a Change of Control, assuming Mr. Bowen’s employment with the Company has not earlier terminated, all shares underlying options granted to Mr. Bowen shall be exercisable in full, with the exception of unvested shares underlying the Performance Option; provided, however, that in connection with a Change of Control in which the consideration per share paid to holders of the Company’s Common Stock exceeds one or more of the vesting price targets, shares underlying the Performance Option will be exercisable as if such vesting price targets were met, without regard to the consecutive market trading day requirement. The acceleration of purchase rights in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Termination. If Mr. Bowen is terminated without cause (as defined in the Bowen Agreement) prior to May 31, 2008, Mr. Bowen shall receive severance benefits in the amount of the lesser of (i) two times Mr. Bowen’s annual base salary or (ii) the base salary Mr. Bowen would have earned had continued his employment until May 31, 2008. If Mr. Bowen is terminated for cause (as defined in the Bowen Agreement), Mr. Bowen will be entitled to no severance benefits under the Bowen Agreement.

Non-interference. While employed by the Company and for two years thereafter, Mr. Bowen agrees not to (i) solicit or otherwise cause any employee of the Company to terminate employment with the Company in order to become affiliated with a competitor of the Company or (ii) solicit the business of any customer of the Company that was, within a year of Mr. Bowen’s termination, listed on the Company’s customer list.

TERMINATION OF EMPLOYMENT ARRANGEMENTS

In March 2002, the Company entered into an agreement with Ms. Bolton, the Company’s Chief Executive Officer, providing for severance compensation if, prior to April 12, 2003, Ms. Bolton’s employment was terminated by the Company other than for cause or if Ms. Bolton resigned under certain circumstances. The agreement provided for compensation equal to 12 months of her current base salary. In addition, the agreement provided that any unvested options would terminate on the separation date but that the term within which vested options might be exercised would be extended to the end of 2005. Effective July 2002, Ms. Bolton resigned, triggering the provisions of the agreement. During 2002, the Company paid Ms. Bolton $214,624 in severance payments under this agreement. In consideration of Ms. Bolton’s contributions to the Company, the Company also agreed to accelerate the vesting of 25,000 shares subject to an option granted in March 2002, which had not been scheduled to vest until September 2002.

In June 2002, Mr. Mattson’s employment with the Company terminated. In connection with Mr. Mattson’s departure, the Company entered into an agreement with Mr. Mattson that provided for severance compensation equal to 12 months of his base salary. The Company also agreed to accelerate the vesting of 20,000 shares subject to an option granted in March 2002, which had not been scheduled to vest until September 2002, and to extend the period within which his vested options could be exercised to December 31, 2003. During 2002, the Company paid Mr. Mattson $176,130 in severance payments, under this agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee of the Board of Directors of Scientific Learning Corporation is currently composed of two non-employee directors: Messrs. Moorhead and Holstrom. Mr. Holstrom was one of the initial members of the Compensation Committee when it was first formed in March 1997. Mr. Moorhead joined the Compensation Committee in April 1999 when it was reconstituted in connection with the Company’s initial public offering of its common stock.

The Compensation Committee is responsible for establishing the Company’s overall compensation programs for all its employees, including its executives. In addition, the Compensation Committee is responsible for setting the compensation of the Company’s Chief Executive Officer and for reviewing and approving the compensation of the Named Executive Officers. With input from the Board as a whole, the Compensation Committee also evaluates the performance of the Company’s Chief Executive Officer and reviews the CEO’s evaluation of the Named Executive Officers. The Compensation Committee administers the Company’s 1999 Equity Incentive Plan, with responsibility for granting awards under the plan to the Company’s executive officers and to other eligible individuals. A One Person Stock Option Committee, composed of Mr. Bowen, the Company’s Chief Executive Officer, is authorized to grant stock options to non-senior executive employees, subject to numerical limits and other parameters established by the Compensation Committee from time to time.

Historically, the Compensation Committee reviewed compensation programs for executive officers in the fall of each year, with most changes to such compensation programs commencing at the beginning of the following year. For the year 2001, the compensation review commenced in October 2001 and was completed in March 2002. For the year 2002, the compensation review occurred in February 2003. The Committee expects in the future to review executive officer compensation each year at its first regular meeting of the year.

Compensation Philosophy

The goals of the compensation program are to align compensation with business objectives and performance, to enable the Company to attract and retain the highest quality executive officers and other them for the Company’s progress and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are as follows:

•          The Company pays competitively with technology companies in the San Francisco Bay Area with which the Company competes for talent. To ensure that compensation is competitive, the Company periodically uses commercially available compensation surveys to compare its practices with others.

•          The Company provides short-term incentives to its executive officers and other management employees through the use of cash bonuses. The Company began a cash bonus program for its executive officers for 2000, and has adopted a Management Incentive Plan for its officers and other management employees each year thereafter.

•          The Company provides significant long-term incentives for executives and other key employees through the use of equity incentives to ensure that they are motivated over the long term to respond to the Company’s business challenges and opportunities as owners and not just as employees.

2002 Executive Compensation

Base Salary.  The Committee annually reviews the executive officers’ base salaries. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge, and competitive pay practices. In general, the Company sets its salaries for executive officers, including the CEO, at levels it believes are necessary to attract and retain excellent personnel. The Committee believes that personnel generally should receive total compensation at approximately median levels for comparable technology companies.

During 2002, the Company added a number of executive officers. In setting salaries for the new officers, the Committee took into account all of the factors listed above, together with the geographic location of such officers.

With respect to continuing officers, the Committee kept base salaries constant during 2002. Continuing officers’ salaries have remained unchanged since January 2001, except that one officer received a 9% increase effective September 2001.

Because the Company did not turn profitable during 2002, and in light of the overall downturn in the economy, particularly among technology employers in the San Francisco Bay Area, the Committee determined that generally the executive officer base salaries should remain at the same levels in 2003 as in 2002. In February 2003, the Committee, at the recommendation of the Chief Executive Officer, approved a salary increase for one officer to adjust for a decrease in the incentive compensation available to such officer for meeting but not exceeding the applicable goals under the 2003 Management Incentive Plan.

Cash Incentive Compensation.  Following the practice established in 2001, in March 2002 the Committee approved the 2002 Management Incentive Plan. The Plan provided for payment of cash bonuses to officers and director-level employees upon the achievement of Company and individual goals. The Company goals related to levels of operating cash use, net revenue and operating loss. Individual goals are specified separately for each person, focus on areas under the control of the participant, and relate to helping the Company achieve the shared goals. The Company’s performance against these goals achieved the level required for payment of bonuses. Approximately $386,000 in bonuses under the 2002 Management Incentive Plan were paid in March 2003 to officers other than Mr. Bowen and to director-level employees.

In February 2003, the Committee approved a similar Management Incentive Plan for 2003. Company goals for 2003 relate to operating profitability, booked sales and operating cash flow. Individual goal performance is based both on individual goals specified separately for each person that are closely related to the individual’s area of responsibility and on the individual’s contribution to adding value for shareholders, customers and employees.

Long-Term Incentives.  Stock options typically have been granted to executive officers when the executive first joins the Company, on a periodic basis to provide additional long-term incentives, in connection with a significant change in responsibilities, and, occasionally, to bring an executive’s equity position in line with the Company’s overall compensation philosophy. The number of shares covered by each stock option is based upon anticipated future contributions, past performance, levels of responsibility, prior experience, breadth of knowledge and competitive option practices, as well as the current equity position of the executive.

In March 2002 and March 2003, the Committee evaluated the level of outstanding equity incentives for its then-current executive officers, taking into account competitive conditions and the exercise price of outstanding options. Based on this evaluation, the Committee determined that it was appropriate to grant additional stock options to each of its executive officers (other than Mr. Bowen in 2003) to provide an increased level of equity-based long-term incentive. All of these stock options were granted at the fair market value of the underlying stock on the date of grant. The March 2002 stock options vested 50% after six months and the remainder in equal monthly installments over the following six months. The March 2003 options vest in monthly installments over four years.

Corporate Performance and Chief Executive Officer Compensation

Mr. Bowen joined the Company as its Chief Executive Officer in June 2002.

In determining the compensation to be offered to Mr. Bowen, the Committee considered the level of responsibility he would be undertaking at the Company, his extensive and highly successful prior experience in K-12 education, his breadth of knowledge, and competitive pay practices. The Committee approved an annual salary level of $275,000 for Mr. Bowen.

The Committee determined to offer Mr. Bowen a significant portion of his compensation in stock options, in order to align Mr. Bowen’s interests with those of the stockholders and to motivate him over the long term to respond to the Company’s business challenges and opportunities as an owner. Of these options, approximately 24% were granted in a fully vested option, with an exercise price at a 15% discount to then-current market, and with an exercise term of only one year. The Committee intended this option to encourage Mr. Bowen to promptly acquire a substantial ownership stake in the Company. As of March 14, 2003, Mr. Bowen had exercised approximately 62% of the shares subject to that option. An additional 42% of Mr. Bowen’s options were granted in an option with a vesting schedule that accelerates upon the achievement of certain target levels of market value for the Company’s common stock. These target levels range from $7.50 to $20.00 per share, significantly in excess of the Company’s per share value at the time Mr. Bowen was hired and at the date of this report. This option is intended to provide additional motivation for Mr. Bowen to substantially increase stockholder value and to make significant compensation conditioned on achieving such an increase.

Mr. Bowen’s employment agreement also provided for a potential bonus. For the year 2002, the agreement provided for a bonus of 25% of base salary if certain minimum goals set by the Board for the year were met, an additional 25% of base salary for exceeding those goals, and up to an additional 50% of base salary at the discretion of the Board. Mr. Bowen’s total bonus for 2002 was to be prorated based on the number of weeks he worked in the year. In February 2003, the Committee awarded Mr. Bowen a bonus for 2002 of $80,000, which was paid in March 2003. For 2003, Mr. Bowen and the Compensation Committee have agreed that Mr. Bowen’s bonus will be determined in accordance with the 2003 Management Incentive Plan discussed above.

Sheryle J. Bolton was the Company’s Chief Executive Officer before Mr. Bowen joined the Company. Ms. Bolton’s base salary was $310,000 per year, and had remained unchanged since January 2001. Like most of our other executive officers, Ms. Bolton did not receive a bonus under the 2001 Management Incentive Plan, because the Company did not achieve the required Company performance goals. As part of the March 2002 option grants described above, Ms. Bolton received an option grant covering an additional 50,000 shares. In evaluating Ms. Bolton’s base salary, cash bonus and stock option awards, the Committee considered individual and corporate performance, level of responsibility, prior experience, breadth of knowledge, equity position in the Company and competitive pay practices. Ms. Bolton’s overall compensation was based on the Committee’s subjective evaluation of her and the Company’s performance during the prior year.

In March 2002, the Company entered into an agreement with Ms. Bolton, the Company’s Chief Executive Officer, with respect to severance compensation should her employment terminate under specified circumstances. This Agreement became effective upon Ms. Bolton’s resignation, effective in July 2002. Under the Agreement, Ms. Bolton is being paid 12 months of her current base salary as severance benefits. The Agreement also provided that the term of Ms. Bolton’s options that were vested at the time of her separation was extended to the end of 2005. In addition, upon the termination of Ms. Bolton’s employment, the Committee also accelerated the vesting of 25,000 shares of Ms. Bolton’s March 2002 option that would have vested on September 7, 2002 so that such shares vested upon her termination. The committee determined the amount of Ms. Bolton’s severance benefits and vesting acceleration taking into account the need to retain Ms. Bolton during the search for a new Chief Executive Officer, Ms. Bolton’s contributions during the transition period, Ms. Bolton’s level of responsibility, the value of Ms. Bolton’s historical contributions to the Company and the Company’s prior severance benefit practices.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1.0 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1.0 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

The Compensation Committee has determined that stock options granted under the Company’s 1999 Equity Incentive Plan and Milestone Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant shall be treated as “performance-based compensation.” Provisions contained in these Plans, which as amended are being submitted for approval by the Company’s stockholders in this proxy statement, allow any compensation recognized by a Named Executive Officer as a result of the grant of such a stock option to be deductible by the Company.

From the members of the Compensation Committee of Scientific Learning Corporation.

Rodman W. Moorhead, III Carleton A. Holstrom

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, the Company’s Compensation Committee consists of Mr. Holstrom and Mr. Moorhead. None of the members of the Compensation Committee has been an officer or employee of the Company, except that Mr. Holstrom served as the Company’s Chief Financial Officer from February 1996 to March 1997. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The following chart compares the cumulative total stockholder return of Scientific Learning Common Stock during the period beginning with its initial public offering on July 22, 1999 and ending December 31, 2002, with the cumulative total return during the same period of (i) the NASDAQ Composite Market Index and (ii) a Scientific Learning constructed peer group index. The companies in this peer group index were selected on the basis of similarity in nature of their business. During all or part of 2002, the group included Renaissance Learning Inc., Lightspan, Inc., Plato Learning, Inc. Riverdeep Group, plc., Scholastic Corporation, SmartForce, Student Advantage, Inc. and Sylvan Learning Systems, Inc. During 2002, SmartForce was removed from the index as of June 30, 2002 because it was acquired, Riverdeep was removed as of September 30, 2002 because its stock was moved from the Nasdaq to the Irish Stock Exchange, and Student Advantage was removed as of September 30, 2002, because it is in the process of negotiating for the sale of its assets and/or the company. In addition, Plato Learning was added to the group as of January 1, 2002 because the nature of its business is similar and to maintain the size of the group at a minimum of five companies. Otherwise, the companies currently comprising the peer group index are unchanged from the companies comprising the peer group index for 2001.

The peer group originally also included Harcourt General, Inc. and National Computer Systems, Inc. Harcourt General was acquired during 2001 and National Computer Systems was acquired during 2000; each of these companies was removed from the group at the time of its sale. During 2000, Lightspan and Riverdeep became public companies and were added to the peer group at that time.

The comparison assumes $100 was invested on July 22, 1999 in Scientific Learning Common Stock and in each of the foregoing indices. It also assumes reinvestment of dividends. The stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

(1)       Our common stock was traded on the Nasdaq National Market under the symbol SCIL until July 22, 2002, when our common stock was delisted. Currently, our common stock is quoted on the OTC Bulletin Board under the symbol SCIL and is not listed on the NYSE, ASE or NASDAQ. The Nasdaq Composite Index does not include any companies whose shares are traded on the OTC Bulletin Board and accordingly the index may have less value as a comparative index after July 22, 2002.

CERTAIN TRANSACTIONS

The former holders of our Series B, C and D preferred stock, which include Warburg, Pincus Ventures, our largest stockholder, are entitled to registration rights with respect to the common stock issued upon conversion of the Series B, C or D preferred stock.

In connection with the issuance of Series B preferred stock and warrants to purchase Series C preferred stock, we entered into an agreement that requires us, as long as Warburg, Pincus Ventures owns at least 10% or 20% of the outstanding common stock, to nominate and use our best efforts to elect one or two individuals, respectively, designated by Warburg, Pincus Ventures for election to the Board or Directors. In addition, Warburg, Pincus Ventures has agreed that it will use its best efforts to vote a sufficient number of its shares to elect one individual nominated by LF SL Holding LLC as long as LF SL Holding LLC continues to own at least fifty percent of the 555,555 shares it acquired in January 1999.

Under our license with The Regents of the University of California, we are obligated to make payments to The Regents in exchange for a license to commercially develop and sell products that make use of rights under patent applications filed by Drs. Tallal, Merzenich, Jenkins and Miller, among others, and subsequently assigned to The Regents and Rutgers, the State University of New Jersey. Ten US patents issuing from these applications were granted by the United States Patent and Trademark Office and several foreign applications are pending. Drs. Tallal and Merzenich are members of our Board, and Drs. Jenkins and Miller are senior vice presidents with us. During 2002, we expensed an aggregate of approximately $723,000 for royalty payments under the license. In 2003, and for each year thereafter during the term of the license, the minimum royalty payment will be $150,000. Pursuant to the patent policies of The Regents and Rutgers, as well as understandings between inventors affiliated with each university, each university distributes to those inventors affiliated with the university, on an annual basis, a portion of the payments received from us. In 2002, the inventors received these payments from their universities in an amount per individual of less than $60,000. The amount of any future university distributions to the inventors are indeterminable at this time because these figures are tied to our future performance; however, we estimate that less than 1% of product sales during the term of the license will be payable by the universities to each inventor. We negotiated the license on an arms-length basis, without involvement by the inventors.

In April 2001, the Company made loans in an aggregate principal amount of $3,114,383 to Ms. Bolton, Dr. Miller, Mr. Mattson, and Mr. Mills, a former officer of the Company, for the purpose of assisting these executive officers in paying substantial income tax liabilities resulting from alternative minimum tax imposed on their exercise of Company stock options in 2000. At February 28, 2003, the aggregate amounts of such indebtedness for principal and accrued interest were: Ms. Bolton: $1,530,059; Dr. Miller: $1,584,704; Mr. Mattson: $257,924; and Mr. Mills: $31,031. Each loan is a full recourse loan, initially secured by a number of shares of the Company’s stock held by the officer equal to the lesser of (1) the principal amount of the loan divided by the average closing price of the Company’s stock for the 30 trading days preceding January 3, 2001, which is $4.4875; or (2) the total amount of Company stock held by the borrowing officer on the date of the note evidencing the loan. Each officer has the right to withdraw shares from the security interest to the extent that the fair market value of the collateral pledged exceeds 120% of the principal, but no officer has the obligation to pledge additional shares or to return withdrawn shares if the value of the collateral pledged falls below the loan amount. The number of shares initially and currently pledged by each officer is: Ms. Bolton, 260,785 shares; Mr. Miller, 323,120 shares; Mr. Mattson, 52,591 shares, and Mr. Mills, 6,325 shares. The loans bear interest at a rate of 4.94%. All principal and accrued interest are due December 31, 2005. The Company’s obligation to make these loans was conditioned on the initial closing of the line of credit facility described below.

In March 2001, the Company entered into a $15 million unsecured revolving line of credit with Fleet National Bank. WPV, Inc., an affiliate of Warburg, Pincus Ventures, a substantial stockholder of the Company, provided an unlimited guaranty for the facility. In consideration of the guaranty, the Company agreed to reimburse the Warburg affiliate for any amounts it is required to pay in satisfaction of the loan and granted the Warburg affiliate a security interest in substantially all of our assets. The Company also issued the Warburg affiliate a warrant to purchase 1,375,000 shares of the Company’s common stock with an exercise price of $8.00. The warrant expires March 9, 2008. In connection with the transaction, the Company’s Registration Rights Agreement was further amended to include shares issuable on exercise of the warrant as Registrable Securities under that Agreement. The estimated value of the warrants is $3.6 million. In March 2002, the Company agreed with the Bank and the Warburg affiliate to extend the term of the line of credit from October 2002 to June 2004.

In November, 2001, the Company completed the sale of 4,000,000 shares of our common stock to Warburg, Pincus Ventures at a purchase price of $1.25 per share, and an aggregate purchase price of $5,000,000. The transaction was completed as a private placement. In connection with the sale, the Company’s Registration Rights Agreement was further amended to include the shares sold in the transaction as Registrable Securities under that Agreement. Accordingly, the Company may be required to register such shares for resale in the future.

Please see the “Employment Agreements” and “Termination of Employment Arrangements” sections above for details of additional transactions with current and former directors and executive officers.

The Company believes that the foregoing transactions were in its best interests. As a matter of policy these transactions were, and all future transactions between the Company and any of its officers, directors or principal stockholders will be, approved by a majority of the disinterested members of the Board.

DELIVERY OF THIS PROXY STATEMENT; HOUSEHOLDING

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” provides convenience for security holders and cost savings for companies. This year, a number of brokers with account holders who are Scientific Learning stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you are participating in “householding” and would like to request a separate copy of the proxy statement or you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement in the future, please notify your broker, direct your written request to Linda Carloni, Corporate Secretary, Scientific Learning Corporation, 300 Frank H. Ogawa Plaza, Suite 500, Oakland, CA 94612-2040, or contact Linda Carloni at 510-444-3500.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Linda L. Carloni

Linda L. Carloni Secretary

April 24, 2003

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002 is available without charge, upon written request to: Investor Relations Department, Scientific Learning Corporation, 300 Frank H. Ogawa Plaza, Suite 500, Oakland, CA 94612-2040.

SCIENTIFIC LEARNING CORPORATION

1999 EQUITY INCENTIVE PLAN

Adopted February 19, 1996
Approved By Stockholders March 30, 1996
Amended and Restated September 27, 1996
Approved By Stockholders June 11, 1997
Amended March 11, 1999
Amended and Restated May 17, 1999
Approved By Stockholders May 28, 1999
Amended March 8, 2000
Approved By Stockholders May 18, 2000
Amended May 30, 2002
Amended October 9, 2002
Amended February 25, 2003
Approved By Stockholders ______, 2003
Termination Date: May 17, 2009

1          PURPOSES.

(a)       The Plan initially was established effective as of February 19, 1996 (the “Prior Plan”). The Prior Plan hereby is amended and restated in its entirety as the Plan, effective as of the date of the closing of the initial public offering (“IPO”) of the common stock of the Company (“Common Stock”). The terms of the Prior Plan shall remain in effect and apply to all options granted pursuant to the Prior Plan.

(b)       The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the Common Stock through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock and (v) Stock Appreciation Rights.

(c)       The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(d)       The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

1.

2.         DEFINITIONS.

(a)       “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)       “Board” means the Board of Directors of the Company.

(c)       “Code” means the Internal Revenue Code of 1986, as amended.

(d)       “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)       “Company” means Scientific Learning Corporation, a Delaware corporation.

(f)        “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(g)       “Continuous Service” means that the Optionee’s employment or service with the Company or an Affiliate of the Company, whether in the capacity of an Employee, a Director or a Consultant, is not interrupted or terminated. The Optionee’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders employment or service to the Company or an Affiliate or the Company or a change in the entity for which the Optionee renders such employment or service, provided that there is no interruption or termination of the Optionee’s Continuous Service. The Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the Chief Executive Officer of the Company, including sick leave, military leave, or any other personal leave.

(h)       “Covered Employee” means the Chief Executive Officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(i)        “Director” means a member of the Board.

(j)       “Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

(k)       “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.

(m)     “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(1)       If the Common Stock is listed on any established stock exchange, traded on the Nasdaq National Market or the Nasdaq SmallCap Market, or quoted on the OTC Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, market or board (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2)       In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations at the time a Stock Award is granted, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(n)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)       “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(p)       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)       “Option” means a stock option granted pursuant to the Plan.

(s)       “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t)        “Optionee” means a person to whom an Option is granted pursuant to the Plan, or if applicable, such other person who holds an outstanding Option.

(u)       “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

3.

(v)       “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(w)      “Plan” means this Scientific Learning Corporation 1999 Equity Incentive Plan.

(x)       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(y)       “Securities Act” means the Securities Act of 1933, as amended.

(z)       “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(aa)     “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock and any Stock Appreciation Right.

(bb)    “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc)     “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

3.         ADMINISTRATION.

(a)       The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)       The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)       To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option or a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

4.

(2)       To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3)       To amend the Plan or a Stock Award as provided in Section 13.

(4)       Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)       The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.         SHARES SUBJECT TO THE PLAN.

(a)       Subject to the provisions of subsection 12(a) relating to adjustments upon changes in stock and subject to Section 4(c) below, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Four Million Six Hundred Forty Two Thousand Six Hundred Sixty Six (4,642,666) shares of Common Stock, less any shares which are subject to Stock Awards granted under the Company’s Milestone Equity Incentive Plan, as then in effect. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b)       The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c)       Notwithstanding any provision herein to the contrary, in the event the Plan is not approved by holders of at least two-thirds of the Company’s outstanding common stock within twelve months of the date a Stock Award is first granted hereunder following the October 2002 amendment of the Plan, then, unless an exemption from qualification is available with respect to such grant that does not require compliance with the provisions of 260.140.45 of the California Code of Regulations, any Stock Award granted hereunder which (i) followed the October 2002 amendment of the Plan and (ii) was granted at a time when the total number of securities issuable upon exercise of all outstanding options [exclusive of rights described in Section 260.140.40 and warrants described in Sections 260.140.43 and 260.140.44 of the California Code of Regulations, and any purchase plan or agreement as described in Section 260.140.42 of the California Code of Regulations (provided that the purchase plan or agreement provides that all securities will have a purchase price of 100% of the fair value, as determined in accordance with Section 260.140.50 of the California Code of Regulations, of the security either at the time the person is granted the right to purchase securities under the plan or agreement or at the time the purchase is consummated)] and the total number of securities called for under any bonus or similar plan or agreement exceeded 30% of the Company’s then outstanding securities, calculated on an as-converted to common stock basis, shall be void.

5.

5.         ELIGIBILITY.

(a)       Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Directors and Consultants.

(b)       No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)       Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options and Stock Appreciation Rights covering more than One Million Four Hundred Thousand (1,400,000) shares of the Common Stock in any calendar year.

6.         OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)       Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)       Price. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be any price determined by the Board in its sole discretion; provided, however, that to the extent the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations at the time the Nonstatutory Stock Option is granted, the exercise price of each Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, except that a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted or (ii) such lower percentage of the Fair Market Value of the stock subject to the Option on the date the Option is granted as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

6.

(c)       Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or (ii) at the discretion of the Board (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment (however, payment of the common stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d)       Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionee only by the Optionee. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e)       Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised, including the following subsection 6(f).

7.

(f)        Minimum Vesting. Notwithstanding the foregoing Section 6(e), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

(i)        Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

(ii)       Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(g)       Termination of the Optionee’s Continuous Service. In the event an Optionee’s Continuous Service terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which, to the extent the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations at the time the Option is granted, shall not be less than thirty (30) days), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that, if the exercise of the Option following the termination of the Optionee’s Continuous Service (other than upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as described in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this subsection 6(g)).

(h)       Disability of Optionee. In the event an Optionee’s Continuous Service terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, to the extent the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations at the time the Option is granted, shall not be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

8.

(i)        Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee’s Continuous Service, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, to the extent the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations at the time the Option is granted, shall not be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(j)        Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time before the Optionee’s Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

(k)       Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a “Re-Load Option”) in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

9.

7.         TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a)       Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement, which, to the extent the Company is subject to Section 260.140.42 of Title 10 of the California Code of Regulations at the time the restricted Stock Award is granted, shall be at least eighty-five percent (85%) of the Fair Market Value of the stock subject to the agreement, except that for any Ten Percent Stockholder, the purchase price shall be at least one hundred percent (100%) of the Fair Market Value of the stock subject to the agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

(b)       Transferability. Rights under a stock bonus or restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(c)       Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d)       Vesting. Subject to the “Repurchase Limitation” in Section 11(g), shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(e)       Termination of Continuous Service. Subject to the “Repurchase Limitation” in Section 11(g), in the event the Stock Award recipient’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.         STOCK APPRECIATION RIGHTS.

10.

(a)       To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

(b)       Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1)       Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(2)       Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(3)       Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

11.

9.         COVENANTS OF THE COMPANY.

(a)       During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)       The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.       USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.       MISCELLANEOUS.

(a)       The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)       Neither the recipient of a Stock Award nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)       Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any recipient or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or a Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate or service as a Director pursuant to the Company’s Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

(d)       To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

12.

(e)       The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f)        To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

(g)       Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the shares of Common Stock on the date of termination of Continuous Service or the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i)        Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares of Common Stock become publicly traded.

13.

(ii)       Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(h)       INFORMATION OBLIGATION. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 11(h) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

12.       ADJUSTMENTS UPON CHANGES IN STOCK.

(a)       If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

(b)       In the event of a proposed dissolution or liquidation of the Company, the Board shall notify the Stock Award holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Stock Award shall terminate immediately prior to the consummation of such proposed action.

14.

(c)       In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

(d)       In the event of the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated immediately upon the happening of such event.

13.       AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)       The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)       The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)       It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

15.

(d)       Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e)       The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.       TERMINATION OR SUSPENSION OF THE PLAN.

(a)       The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Notwithstanding the foregoing, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (i) the date on which the latest increase in the maximum number of shares issuable under the Plan was approved by the stockholders of the Company or (ii) the date such amendment was adopted by the Board.

(b)       Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.       EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of the date of the closing of the IPO, but no Options or rights to purchase restricted stock granted under the Plan shall be exercised, and no stock bonuses shall be granted under the Plan, unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan was adopted by the Board.

16.

SCIENTIFIC LEARNING CORPORATION
1999 EMPLOYEE STOCK PURCHASE PLAN

Adopted April 22, 1999
Approved By Stockholders May 28, 1999
Amended March, 2002
Approved By Stockholders May 21, 2002
Amended October 9, 2002
Approved By Stockholders __, 2003

1.         PURPOSE.

(a)       The purpose of the 1999 Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Scientific Learning Corporation, a Delaware corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company.

(b)       The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c)       The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d)       The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.         ADMINISTRATION.

(a)       The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)       The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii)       To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

1.

(iii)      To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)      To amend the Plan as provided in paragraph 13.

(v)       Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(c)       The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”) constituted in accordance with the requirements of Rule 16b-3 (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.         SHARES SUBJECT TO THE PLAN.

(a)       Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock and subject to Section 3(c) below, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Seven Hundred Thousand (700,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b)       The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c)       Notwithstanding any provision herein to the contrary, in the event the Plan is not approved by holders of at least two-thirds of the Company’s outstanding common stock within twelve months of the date a right is first granted hereunder following the October 2002 amendment of the Plan, then, unless an exemption from qualification is available with respect to such grant that does not require compliance with the provisions of 260.140.45 of the California Code of Regulations, any right granted hereunder which (i) followed the October 2002 amendment of the Plan and (ii) was granted at a time when the total number of securities issuable upon exercise of all outstanding options [exclusive of rights described in Section 260.140.40 and warrants described in Sections 260.140.43 and 260.140.44 of the California Code of Regulations, and any purchase plan or agreement as described in Section 260.140.42 of the California Code of Regulations (provided that the purchase plan or agreement provides that all securities will have a purchase price of 100% of the fair value, as determined in accordance with Section 260.140.50 of the California Code of Regulations, of the security either at the time the person is granted the right to purchase securities under the plan or agreement or at the time the purchase is consummated)] and the total number of securities called for under any bonus or similar plan or agreement exceeded 30% of the Company’s then outstanding securities, calculated on an as-converted to common stock basis, shall be void.

2.

4.         GRANT OF RIGHTS; OFFERING.

(a)       The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

(b)       If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.         ELIGIBILITY.

(a)       Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b)       The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

3.

(i)        the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii)       the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii)      the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c)       No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d)       An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e)       Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.         RIGHTS; PURCHASE PRICE.

(a)       On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

4.

(b)       In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c)       The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i)        an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii)        an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.         PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)       An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b)       At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

5.

(c)       Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

(d)       Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.         EXERCISE.

(a)       On each Purchase Date specified therefor in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b)       No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

6.

9.         COVENANTS OF THE COMPANY.

(a)       The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.       USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.       RIGHTS AS A STOCKHOLDER.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.       ADJUSTMENTS UPON CHANGES IN STOCK.

(a)       If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)       In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

7.

13.       AMENDMENT OF THE PLAN.

(a)       The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)       The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including.

(c)       It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(d)       Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.       DESIGNATION OF BENEFICIARY.

(a)       A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

(b)       The participant may change such designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

8.

15.       TERMINATION OR SUSPENSION OF THE PLAN.

(a)       The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate either (i) at the time that all of the shares subject to the Plan’s share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan, or (ii) to the extent the Company is subject to Section 260.140.42 of Title 10 of the California Code of Regulations at the time any rights are granted under the Plan, on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board, or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)       Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.       EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the same day that the Company’s initial public offering of shares of common stock becomes effective (the “Effective Date”), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

17.       INFORMATION OBLIGATION.

To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 17 shall not apply to key employees whose duties in connection with the Company assure them access to equivalent information.

9.

SCIENTIFIC LEARNING CORPORATION
1999 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted May 17, 1999
Approved By Stockholders May 28, 1999
Amended October 9, 2002
Amended February 25, 2003
Approved By Stockholders _____, 2003
Termination Date: May 17, 2009

1.         PURPOSE.

(a)       The purpose of the 1999 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each member of the Board of Directors of Scientific Learning Corporation (the “Company”) who is not at the time of grant an employee of the Company or of any Affiliate of the Company, or a holder or representative of the holder of 10% or more of the Company’s capital stock (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

(b)       The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

(c)       The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.         ADMINISTRATION.

(a)       The Board of Directors of the Company (the “Board”) shall administer the Plan unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

(b)       The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

1.

3.         SHARES SUBJECT TO THE PLAN.

(a)       Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate One Hundred Fifty Thousand (150,000) shares of the Company’s common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

(b)       The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c)       Notwithstanding any provision herein to the contrary, in the event the Plan is not approved by holders of at least two-thirds of the Company’s outstanding common stock within twelve months of the date an option is first granted hereunder following the October 2002 amendment of the Plan, then, unless an exemption from qualification is available with respect to such grant that does not require compliance with the provisions of 260.140.45 of the California Code of Regulations, any option granted hereunder which (i) followed the October 2002 amendment of the Plan and (ii) was granted at a time when the total number of securities issuable upon exercise of all outstanding options [exclusive of rights described in Section 260.140.40 and warrants described in Sections 260.140.43 and 260.140.44 of the California Code of Regulations, and any purchase plan or agreement as described in Section 260.140.42 of the California Code of Regulations (provided that the purchase plan or agreement provides that all securities will have a purchase price of 100% of the fair value, as determined in accordance with Section 260.140.50 of the California Code of Regulations, of the security either at the time the person is granted the right to purchase securities under the plan or agreement or at the time the purchase is consummated)] and the total number of securities called for under any bonus or similar plan or agreement exceeded 30% of the Company’s then outstanding securities, calculated on an as-converted to common stock basis, shall be void.

4.         ELIGIBILITY.

Options shall be granted only to Non-Employee Directors of the Company.

5.         NON-DISCRETIONARY GRANTS AND COMPENSATION.

(a)       Upon the effectiveness of the registration statement for the initial public offering (the “IPO”) of the Company, each person who is then a Non-Employee Director, and after the IPO, upon the election to the Board of Directors of a new member who is a Non-Employee Director, automatically shall be granted options to purchase Five Thousand (5,000) shares of common stock of the Company (an “Initial Grant”) on the terms and conditions set forth herein; provided, however, that (unless otherwise determined by a majority of disinterested Directors) such Initial Grant shall only be granted to Non-Employee Directors who have not previously been granted stock options or had the opportunity to purchase restricted stock in the Company in connection with their service as a Director of the Company.

2.

(b)       Each person who is a Non-Employee Director on any anniversary of the IPO automatically shall, on such anniversary, be granted an option to purchase Five Thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein (an “Annual Grant”).

6.         OPTION PROVISIONS.

Each option shall be subject to the following terms and conditions:

(a)       The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date five (5) years from the date of grant (“Expiration Date”). If the optionee’s service as a Non-Employee Director of the Company or an employee, member of the Board of Directors or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee’s death.

(b)       The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subsection 9(d)) subject to such option on the date such option is granted.

(c)       The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i)        Payment of the exercise price per share in cash at the time of exercise;

(ii)       Provided that at the time of the exercise the Company’s common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

(iii)      Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company’s common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company’s common stock.

(iv)      Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

(d)       An option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the option agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the option, and shall be exercisable during the lifetime of the optionee only by the optionee. If the option does not provide for transferability, then the option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

3.

(e)       The Initial Grant shall be fully vested at the time of grant.

(f)                    The Annual Grant shall be fully vested at the time of grant.

(g)       The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information that the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(h)       Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.         COVENANTS OF THE COMPANY.

(a)       During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

(b)       The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

4.

8.         USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.         MISCELLANEOUS.

(a)       Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

(b)       Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or shareholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company’s Bylaws and the provisions of Delaware general corporation law.

(c)       In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

(d)       As used in this Plan, “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(i)        If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, or is quoted on the OTC Bulletin Board, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system, exchange or board (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(ii)       In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations (“Section 260.140.50”) at the time the option is granted, in a manner consistent with Section 260.140.50.

5.

(e)       To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 14 shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

10.       ADJUSTMENTS UPON CHANGES IN STOCK.

(a)       If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. The Board shall make such adjustments, and the determination of the Board shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)       In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the shareholders in the transaction described in this subparagraph 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, then such options shall be terminated if not exercised prior to such event.

(c)       In the event of the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, with respect to options held by persons whose continuous service has not terminated, the vesting of such options (and, if applicable, the time during which such options may be exercised) shall be accelerated immediately upon the happening of such event.

6.

11.       AMENDMENT OF THE PLAN.

(a)       The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

(b)       Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.       TERMINATION OR SUSPENSION OF THE PLAN.

(a)       The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years after the date adopted by the Board. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)       Suspension or termination of the Plan shall not impair rights and obligations under any option granted while the Plan is in effect, except with the consent of the person to whom the option was granted.

13.       EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

(a)       The Plan shall become effective on the same day that the Company’s initial public offering of shares of common stock becomes effective, subject to the condition subsequent that the shareholders of the Company approve the Plan.

(b)       No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

7.

SCIENTIFIC LEARNING CORPORATION

MILESTONE EQUITY INCENTIVE PLAN

Adopted February 25, 2003
Approved By Stockholders __________, 2003
Termination Date: ___________ __, 2013

1.         PURPOSES.

(a)       The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the common stock of the Company (the “Common Stock”) through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock and (v) Stock Appreciation Rights.

(b)       The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)       The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) rights to purchase restricted stock or to receive stock bonuses pursuant to Section 7 hereof or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.         DEFINITIONS.

(a)       “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)       “Board” means the Board of Directors of the Company.

(c)       “Code” means the Internal Revenue Code of 1986, as amended.

(d)       “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)       “Company” means Scientific Learning Corporation, a Delaware corporation.

1.

(f)        “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(g)       “Continuous Service” means that the Optionee’s employment or service with the Company or an Affiliate of the Company, whether in the capacity of an Employee, a Director or a Consultant, is not interrupted or terminated. The Optionee’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders employment or service to the Company or an Affiliate or the Company or a change in the entity for which the Optionee renders such employment or service, provided that there is no interruption or termination of the Optionee’s Continuous Service. The Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the Chief Executive Officer of the Company, including sick leave, military leave, or any other personal leave.

(h)       “Covered Employee” means the Chief Executive Officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(i)        “Director” means a member of the Board.

(j)        “Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

(k)       “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)     “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(1)       if the Common Stock is listed on any established stock exchange, traded on the Nasdaq National Market or the Nasdaq SmallCap Market, or quoted on the OTC Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, market or board (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2)       in the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations at the time a Stock Award is granted, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

2.

(n)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)       “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(p)       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)       “Option” means a stock option granted pursuant to the Plan.

(s)       “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t)        “Optionee” means a person to whom an Option is granted pursuant to the Plan, or if applicable, such other person who holds an outstanding Option.

(u)       “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(v)       “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(w)      “Plan” means this Scientific Learning Corporation Milestone Equity Incentive Plan.

3.

(x)       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(y)       “Securities Act” means the Securities Act of 1933, as amended.

(z)       “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(aa)     “Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a right to purchase restricted stock and a Stock Appreciation Right.

(bb)    “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc)     “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

3.         ADMINISTRATION.

(a)       The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)       The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)       to determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option or a Nonstatutory Stock Option, a right to purchase restricted stock, a Stock Appreciation Right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person;

(2)       to construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(3)       to amend the Plan or a Stock Award as provided in Section 13; and

(4)       generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.

(c)       The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.         SHARES SUBJECT TO THE PLAN.

(a)       Subject to the provisions of subsection 12(a) relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Four Million Six Hundred Forty Two Thousand Six Hundred Sixty Six (4,642,666) shares of Common Stock, less any shares which are subject to Stock Awards granted under the Company’s 1999 Equity Incentive Plan, as then in effect. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b)       The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.         ELIGIBILITY.

(a)       Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Directors and Consultants.

(b)       Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)       Subject to the provisions of Section 12(a) relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options and Stock Appreciation Rights covering more than One Million (1,000,000) shares of the Common Stock in any calendar year.

5.

6.         OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)       Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)       Price. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be any price determined by the Board in its sole discretion.

(c)       Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or (ii) at the discretion of the Board (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment as permitted by law (however, payment of the common stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d)       Transferability. Neither an Incentive Stock Option nor a Nonstatutory Stock Option shall be transferable except by will or by the laws of descent and distribution, and either shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e)       Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

6.

(f)        Termination of the Optionee’s Continuous Service. In the event an Optionee’s Continuous Service terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee’s Continuous Service (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that, if the exercise of the Option following the termination of the Optionee’s Continuous Service (other than upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as described in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this subsection 6(f)).

(g)       Disability of Optionee. In the event an Optionee’s Continuous Service terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h)       Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee’s Continuous Service, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.

(i)        Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time before the Optionee’s Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.         PROVISIONS OF STOCK BONUS AND RESTRICTED STOCK AWARDS.

(a)       Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)        Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)       Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)      Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the stock bonus agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a change to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

(iv)      Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b)       Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)        Purchase Price. The purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

8.

(ii)       Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(iii)      Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)      Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise provided in the restricted stock purchase agreement.

(v)       Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.         STOCK APPRECIATION RIGHTS.

(a)       To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

(b)       Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1)       Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

9.

(2)       Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(3)       Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.         COVENANTS OF THE COMPANY.

(a)       During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)       The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.

10.       USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.       MISCELLANEOUS.

(a)       The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)       Neither the recipient of a Stock Award nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)       Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any recipient or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or a Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate or service as a Director pursuant to the Company’s Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

(d)       To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)       The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

11.

(f)        To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

(g)       Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award Agreement, and the repurchase price may be either the Fair Market Value of the shares of Common Stock or the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price.

12.       ADJUSTMENTS UPON CHANGES IN STOCK.

(a)       If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

(b)       In the event of a proposed dissolution or liquidation of the Company, the Board shall notify the Stock Award holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Stock Award shall terminate immediately prior to the consummation of such proposed action.

(c)       In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

12.

(d)       In the event of the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated immediately upon the happening of such event.

13.       AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)       The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)       The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)       It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)       Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.

(e)       The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.       TERMINATION OR SUSPENSION OF THE PLAN.

(a)       The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Notwithstanding the foregoing, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (i) the date on which the latest increase in the maximum number of shares issuable under the Plan was approved by the stockholders of the Company or (ii) the date such amendment was adopted by the Board.

(b)       Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.       EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of the date the Board adopts the Plan, but no Options or rights to purchase restricted stock granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan was adopted by the Board.

14.

SCIENTIFIC LEARNING CORPORATION

2002 CEO OPTION PLAN

ADOPTED MAY 30, 2002
STOCKHOLDER APPROVAL NOT REQUIRED

1.         PURPOSES.

(a)        The purpose of the Plan is to provide a means by which the Chief Executive Officer of the Company or other Employees, Directors or Consultants may be given an opportunity to benefit from increases in value of the Common Stock through the granting of (i) Nonstatutory Stock Options, (ii) stock bonuses and (iii) rights to purchase restricted stock.

(b)        The Company, by means of the Plan, seeks to secure and retain the services of a new Chief Executive Officer and other newly hired Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)        The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be either (i) Options granted pursuant to Section 6 hereof or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof.

2.         DEFINITIONS.

(a)        “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)        “Board” means the Board of Directors of the Company.

(c)        “Code” means the Internal Revenue Code of 1986, as amended.

(d)        “Committee” means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.

(e)        “Company” means Scientific Learning Corporation, a Delaware corporation.

(f)        “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(g)       “Continuous Service” means that the Optionholder’s employment or service with the Company or an Affiliate of the Company, whether in the capacity of an Employee, a Director or a Consultant, is not interrupted or terminated. The Optionholder’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders employment or service to the Company or an Affiliate or the Company or a change in the entity for which the Optionholder renders such employment or service, provided that there is no interruption or termination of the Optionholder’s Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave.

1.

(h)       “Director” means a member of the Board.

(i)        “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(j)        “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)        “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(1)        If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2)        In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(m)      “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(n)       “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.

(o)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)        “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(q)        “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(r)        “Optionholder” means a person to whom an Option is granted pursuant to the Plan.

(s)        “Plan” means this Scientific Learning Corporation 2002 CEO Option Plan.

(t)        “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(u)       “Securities Act” means the Securities Act of 1933, as amended.

(v)        “Stock Award” means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

(w)       “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.         ADMINISTRATION.

(a)        The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)        The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)        To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards, when and how each Stock Award shall be granted, whether a Stock Award will be a Nonstatutory Stock Option, a stock bonus or a right to purchase restricted stock, the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award, and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2)        To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

3.

(3)        To amend the Plan or a Stock Award as provided in Section 12.

(4)        Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company, which are not in conflict with the provisions of the Plan.

(c)        The Board may delegate administration of the Plan to a Committee that consists solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.         SHARES SUBJECT TO THE PLAN.

(a)        Subject to the provisions of Section 11(a) relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Four Hundred Seventy Thousand Five Hundred Eighty-eight (470,588) shares of Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(b)        The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.         ELIGIBILITY.

Stock Awards may be granted only to Employees, who are not Officers, and Consultants or to Employees (including Officers), Directors and Consultants not previously employed by the Company as an inducement essential to those persons entering into employment contracts with the Company.

6.         OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)        Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)        Price. The exercise price of each Option shall be any price determined by the Board in its sole discretion.

4.

(c)        Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or (ii) at the discretion of the Board (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment (however, payment of the common stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

(d)        Transferability. An Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of an Option, the Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)        Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f)        Termination of the Optionholder’s Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

5.

An Optionholder’s Option Agreement may also provide that, if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as described in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this Section 6(f)).

(g)       Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionholder is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h)       Death of Optionholder. In the event of the death of an Optionholder during, or within a period specified in the Option after the termination of, the Optionholder’s Continuous Service, the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option at the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionholder was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i)        Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

6.

7.         TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a)        Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

(b)        Transferability. Rights under a stock bonus or restricted stock purchase agreement may be transferred to the extent provided in the agreement; provided that if the agreement does not expressly permit the transfer of such rights, no rights under the agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c)        Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash, (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold, or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d)        Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(e)        Termination of Continuous Service. In the event the Stock Award recipient’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.         COVENANTS OF THE COMPANY.

(a)        During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)        The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

7.

9.         USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.       MISCELLANEOUS.

(a)        The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)        Neither the recipient of a Stock Award nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)        Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any recipient or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or a Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate or service as a Director pursuant to the Company’s Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

(d)        The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

8.

(e)        To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (1) tendering a cash payment, (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting), or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11.       ADJUSTMENTS UPON CHANGES IN STOCK.

(a)        If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to Section 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

(b)        In the event of a proposed dissolution or liquidation of the Company, the Board shall notify the Stock Award holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Stock Award shall terminate immediately prior to the consummation of such proposed action.

(c)        In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation, or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 11(c)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

9.

(d)        A Stock Award held by any person whose Continuous Service has not terminated prior to the effective time of a change in control in the beneficial ownership of the Company may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the person, but in the absence of such provision, no such acceleration shall occur.

12.       AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)        The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)        The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

(c)        Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(d)        The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.       TERMINATION OR SUSPENSION OF THE PLAN.

(a)        The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)        Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

10.

14.       EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date the Plan is adopted by the Board.

11.

PROXY
SCIENTIFIC LEARNING CORPORATION THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2003

The undersigned hereby appoints Robert C. Bowen and Jane A. Freeman, and each of them, as attorneys and proxies of the undersigned with full power of substitution to vote all of the shares of stock of Scientific Learning Corporation which the undersigned is entitled to vote at the Annual Meeting to be held on May 21, 2003 at 10:00 am local time, and at any adjournments thereof, with all power that the undersigned would possess if personally present, upon the following matters as instructed below, with discretionary authority as to all other matters that may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF ALL THREE NOMINEES NAMED IN ITEM 1 AND (2) FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED AND ALL PROPOSALS, which are more fully described in the proxy statement.

1. ELECTION OF DIRECTORS		2. To approve the 1999 Equity Incentive Plan, as amended
Nominees: Ajit M. Dalvi; Carleton A. Holstrom; Dr. Paula A. Tallal		|_| FOR	|_| AGAINST	|_| ABSTAIN

|_| FOR ALL	|_| WITHHOLD authority as to ALL	3. To approve the 1999 Employee Stock Purchase Plan, as amended
To withhold authority to vote for an individual nominee strike a line through the nominee’s name above.		|_| FOR	|_| AGAINST	|_| ABSTAIN

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS, which are more fully described in the proxy statement

4. To approve the 1999 Non-Employee Directors’ Stock Option Plan, as amended			6. To approve the 2002 CEO Option Plan
			|_| FOR	|_| AGAINST	|_| ABSTAIN
|_| FOR	|_| AGAINST	|_| ABSTAIN
7. To approve the aggregate share reserve for the equity plans
5. To approve the Milestone Equity Incentive Plan			|_| FOR	|_| AGAINST	|_| ABSTAIN
|_| FOR	|_| AGAINST	|_| ABSTAIN
8. To ratify selection of Ernst & Young LLP as independent accountants of the Company for 2003.
			|_| FOR	|_| AGAINST	|_| ABSTAIN

Please sign exactly as your name appears hereon. If the stock is in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a signer is a partnership, please sign in partnership name by authorized person.

Signature: __________________________	Date: ___________

Signature: __________________________	Date: ___________
(if jointly owned)

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.